                               SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of the
                            Securities Exchange Act of 1934
                                (Amendment No. ______)


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           HEFTEL BROADCASTING CORPORATION
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         -----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    5)   Total fee paid:

         -----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           HEFTEL BROADCASTING CORPORATION
                            100 Crescent Court, Suite 1777
                                   Dallas, TX 75201


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 21, 1997



TO THE STOCKHOLDERS:

    The Annual Meeting of the Stockholders of HEFTEL BROADCASTING CORPORATION (the "Annual Meeting") will be held at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, on May 21, 1997 at 9:00 a.m. local time, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

    (1) To elect five members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall be elected and qualify.

    (2) To approve the 1997 Heftel Broadcasting Corporation Long-Term Incentive Plan.

    (3) To approve the 1997 Heftel Broadcasting Corporation Employee Stock Purchase Plan.

    (4) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1997.

    (5) To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 17, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's executive office, located at the address set forth above.

    All stockholders are invited to attend the Annual Meeting in person.

                                  By Order of the Board of Directors


                                  David D. Lykes
                                  CORPORATE SECRETARY
Dallas, Texas
April 23, 1997

-----------------------------------------------------------------------------
                                      IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.
-----------------------------------------------------------------------------

                           HEFTEL BROADCASTING CORPORATION
                            100 Crescent Court, Suite 1777
                                 Dallas, Texas 75201
                                    (214) 855-8882
                                   _______________

                                   PROXY STATEMENT
                                   _______________


                    INFORMATION CONCERNING SOLICITATION AND VOTING

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Heftel Broadcasting Corporation (the "Company") in connection with the Annual Meeting of Stockholders and any adjournments thereof (the "Annual Meeting") to be held on May 21, 1997 at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, 75201, at 9:00 a.m. local time. This Proxy Statement and the associated Proxy are first being sent or given to stockholders on or about April 23, 1997.

    Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Any proxy given may be revoked by a stockholder at any time before it is voted at the Annual Meeting or any adjournments thereof by filing with the Secretary of the Company a notice in writing revoking the proxy, or by duly executing and submitting a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted in favor of the proposals therein. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

    Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to (i) approve the 1997 Heftel Broadcasting Corporation Long-Term Incentive Plan (the "Incentive Plan"), (ii) approve the 1997 Heftel Broadcasting Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan"), or (iii) ratify the selection of KPMG Peat Marwick LLP will have no effect on the vote for such proposals except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the shares entitled to vote on such proposal (in which case the proposal would not be adopted).

    The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of stock. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by telegraph but will not be separately compensated for such solicitation services.

                         STOCKHOLDERS' VOTING RIGHTS

    Only holders of record of the Company's Class A Common Stock, $0.001 par value ("Class A Common Stock"), at the close of business on April 17, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Class A Common Stock is entitled to one vote. On such date, there were 14,989,374 shares of Class A Common Stock outstanding. The Company also has 7,078,235 shares of Heftel Class B Common Stock, $0.001 par value ("Class B Non-Voting Common Stock" and together with the Class A Common Stock, the "Common Stock") outstanding. All of the outstanding shares of Class B Non-Voting Common Stock are currently held by Clear Channel Communications, Inc. ("Clear Channel") and its affiliates. Holders of Class B Non-Voting Common Stock do not have voting rights except as required by law and except with respect to certain actions set forth in the Company's Amended and Restated Certificate of Incorporation that require the approval of the holders of a majority of the outstanding shares of Class B Non-Voting Common Stock so long as Clear Channel and its affiliates collectively own at least 20% of the outstanding Common Stock.

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

    With respect to election of directors, the five candidates receiving the highest number of votes will be elected. The approval of the 1997 Long-Term Incentive Plan, the 1997 Employee Stock Purchase Plan and the appointment of KPMG Peat Marwick LLP, each require the affirmative vote of stockholders holding a majority of the voting power represented and voting at the Annual Meeting.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding ownership of the Class A Common Stock and Class B Non-Voting Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Non-Voting Common Stock, (ii) each director of the Company, (iii) the current and former Chief Executive Officers and each other executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group. Messrs. Heftel and Parmer were Co-Chief Executive Officers of the Company in fiscal 1994, fiscal 1995 and fiscal 1996 through August 5, 1996. On August 5, 1996 Clear Channel completed a tender offer and related private stock purchase from existing stockholders of the Company (collectively, the "Tender Offer"). Mr. Mays was the Chief Executive Officer of the Company from August 5, 1996 through February 14, 1997, the date of the merger of Tichenor Media System, Inc. ("Tichenor") with a wholly-owned subsidiary of the Company pursuant to which Tichenor became a wholly-owned subsidiary of the Company (the "Tichenor Merger"). On February 14, 1997, McHenry T. Tichenor, Jr. was appointed Chief Executive Officer of the Company in connection with the closing of the Tichenor Merger.

                                                         Shares of Class A
                                                         Common Stock Owned
                                                      ------------------------
                                                                      Percent
Name and Address(1)                                    Number         of Class
-------------------                                   ---------       --------
Clear Channel Communications, Inc.(2)                 7,078,235         32.1%
200 Concord Plaza, Suite 600
San Antonio, Texas  78216

Ronald Baron                                          1,899,300         12.7%
767 Fifth Avenue, 24th Floor
New York, NY  10153(3)

Ernesto Cruz(4)                                           1,000           *

Robert W. Hughes                                            ---          ---

James M. Raines                                             ---          ---

McHenry T. Tichenor, Jr.(5)                           4,338,479         28.9%

McHenry T. Tichenor, Sr.(6)                           4,338,479         28.9%

L. Lowry Mays                                               ---          ---

Cecil Heftel                                                ---          ---

H. Carl Parmer                                              ---          ---

John T. Kendrick                                            ---          ---

All directors and executive officers as a group       4,750,546         31.7%
 (8  persons)

_______________________
*Less than one percent.

(1) The persons named in the table, to the Company's knowledge, have sole voting and sole investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder.

(2) Includes 130,414 shares held by Clear Channel Radio, Inc., a wholly-owned subsidiary of Clear Channel. Represents shares of Class B Non-Voting Common Stock that are convertible at the option of the holder into an equal number of shares of Class A Common Stock.

(3) Represents shares held by Baron Investment Partners, L.P., Baron Asset Fund, Baron Growth and Income Fund, and Baron Capital Management, Inc., each of which are controlled by Mr. Baron.

(4) Represents shares held by Mr. Cruz's children.

(5) Includes 122,509 shares held by McHenry T. Tichenor, Sr. and 3,271,863 shares held by other members of Mr. Tichenor Jr.'s family, with respect to which Mr. Tichenor, Jr. shares voting control pursuant to a voting agreement among certain members of the Tichenor family (the "Tichenor Voting Agreement").

(6) Includes 944,107 shares held by McHenry T. Tichenor, Jr. and 3,271,863 shares held by Mr. Tichenor Sr.'s other children with respect to which Mr. Tichenor, Sr. shares voting control pursuant to the Tichenor Voting Agreement.

    The Company knows of no contractual arrangements which may at a subsequent date result in a change in control of the Company.

CHANGE IN CONTROL OF COMPANY

    On August 5, 1996, Clear Channel Radio, Inc., a wholly owned subsidiary of Clear Channel, completed a stock purchase and tender offer of the Company's Class A Common Stock and Class B Common Stock for $23.00 per share. The consummation of these transactions, as more fully described below, increased Clear Channel's investment in the Company from a 21% interest to a 63% interest. Clear Channel is a diversified radio and television broadcasting company.

    Pursuant to a Stockholder Purchase Agreement dated June 1, 1996 among Clear Channel and Mr. Cecil Heftel, former Chairman and Co-Chief Executive Officer, Mr. Carl Parmer, former President and Co-Chief Executive officer and members of the Heftel family, Clear Channel acquired 160,000 shares of Company's Class A Common Stock and 3,356,529 shares of the Company's Class B Common Stock on August 5, 1996 (each share of Class B Common Stock was converted automatically into one share of Class A Common Stock upon sale). An additional 1,156,017 shares of Class A Common Stock were acquired by Clear Channel upon the exercise of stock options and warrants held by the selling stockholders.

    Under a separate Tender Offer Agreement dated June 1, 1996 between the Company and Clear Channel, Clear Channel also acquired 231,776 shares of the Company's Class A Common Stock, of which an aggregate of 199,167 shares were tendered by employees of the Company upon the exercise of their stock options on August 5, 1996. Additional shares of Class A Common Stock were tendered to Clear Channel by public stockholders.

    On February 14, 1997, in connection with the Tichenor Merger, the shares of Class A Common Stock held by Clear Channel and its affiliates were converted into shares of Class B Non-Voting Common Stock. As of April 17, 1997, Clear Channel and its affiliates held 7,078,235 shares of Class B Non-Voting Common Stock (32% of the outstanding shares of Common Stock).

    In connection with the closing of the Tichenor Merger, five designees of Tichenor were appointed to the Board of Directors. These designees were Ernesto Cruz, Robert W. Hughes, James M. Raines, McHenry T. Tichenor, Jr. and McHenry T. Tichenor, Sr.

                                 PROPOSAL ONE

                            ELECTION OF DIRECTORS

    Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and shall qualify. The Board of Directors has designated the five individuals named below as nominees, each of whom currently serve as members of the Board of Directors. It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all the nominees named in the table below. Although the Board of Directors does not anticipate that any nominees will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate. There is no cumulative voting for the Board of Directors.

    The following table sets forth information with respect to nominees:

        Name                        Principal Occupation                  Age
        ----                        --------------------                  ---
McHenry T. Tichenor, Jr.     Chairman of the Board, President and          41
                             Chief Executive Officer of the Company

McHenry T. Tichenor, Sr.     Director of the Company                       64

Robert W. Hughes             Chairman of Prime Management Group            61

James M. Raines              President of James M. Raines & Company        56

Ernesto Cruz                 Managing Director of Credit Suisse            42
                             First Boston Corporation

    McHenry Tichenor, Jr. has been the Chairman of the Board, President, Chief Executive Officer and a director of the Company since February 14, 1997. From 1981 until February 14, 1997, Mr. Tichenor was the President, Chief Executive Officer and a director of Tichenor.

    McHenry T. Tichenor, Sr. has been a director and an employee of the Company since February 14, 1997. From 1981 until February 14, 1997, Mr. Tichenor served as the Vice Chairman and a director of Tichenor. McHenry T. Tichenor, Sr. is the father of McHenry T. Tichenor, Jr.

    Mr. Hughes became a director of the Company on February 14, 1997. Mr. Hughes is Chairman of Prime Management Group in Austin, Texas. In that capacity, he also serves as Chairman of Prime Cable, Prime Video, Prime Venture I, and Prime New Ventures Management and has served in such position for more than five years. Mr. Hughes serves on the Board of Directors of Atlantic Cellular, Providence, RI, and Hawaiian Wireless, Honolulu, Hawaii. For the past 28 years, he has primarily been involved in the cable television industry. He served as Chairman of the National Cable Television Association in 1978-79.

    Mr. Raines became a director of the Company on August 5, 1996. Mr. Raines also serves as a director of 50-OFF Stores, Inc. Mr. Raines is the President of James M. Raines & Company and has served in such position for more than five years.

    Mr. Cruz became a director of the Company on August 5, 1996. Mr. Cruz is a Managing Director of Credit Suisse First Boston Corporation, and has served in this position for more than five years.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                         AND CERTAIN COMMITTEES THEREOF

    The Board of Directors has an Audit Committee and a Compensation Committee, but it does not have a Nominating Committee. The functions of the Audit Committee include (i) select independent auditors for the Company, (ii) review and arrange the scope of audits of the Company and review with the independent auditor and management of the Company the results thereof, including evaluation of the internal accounting controls, and (iii) review and approve the Company's accounting principles and methods of their application. The members of the Audit Committee are Messrs. Hughes (Chairman), Cruz and Raines. The Audit Committee held one meeting during the last fiscal year.

    The members of the Compensation Committee are Messrs. Cruz (Chairman), Hughes and Raines. The functions of the Compensation Committee are (i) approve policies, plans and performance criteria concerning the salaries, bonuses and other compensation of the executive officers of the Company, (ii) review and approve the salaries, bonuses and other compensation of the executive officers of the Company, (iii) establish and review policies regarding executive officer perquisites, (iv) administer all equity-based incentive and other compensation plans of the Company, (v) engage experts on compensation matters, if and when the members of the Compensation Committee deem it proper or advisable to do so, and (vi) perform such other duties as shall from time to time be delegated by the Board. The Compensation Committee held one meeting during the last fiscal year.

    The Board of Directors held a total of 12 meetings during the last fiscal year. Each incumbent director who was a director of the Company during the fiscal year ended September 30, 1996 attended more than 75% of the aggregate number of meetings of the Board and the committees of which they were members that were held during the period such director was a member of the Board of Directors.

                              EXECUTIVE OFFICERS

    The current executive officers of the Company are as follows:

Name                         Offices Currently Held
----                         ----------------------
McHenry T. Tichenor, Jr.     Chairman, President, and Chief Executive Officer
David D. Lykes               Executive Vice President, Chief Operating Officer
                              and Secretary
Jeffrey T. Hinson            Senior Vice President, Chief Financial Officer
                              and Treasurer
Ricardo del Castillo         Senior Vice President

    MCHENRY T. TICHENOR, JR. Mr. Tichenor also is currently a director of the Company. See "Election of Directors" above for additional information regarding Mr. Tichenor.

    DAVID D. LYKES. Mr. Lykes, 62, has served as the Executive Vice President and Chief Operating Officer of the Company since February 14, 1997. Mr. Lykes previously served as the Senior Vice President of Operations and a director of Tichenor. Mr. Lykes began his career at Tichenor in 1958. Mr. Lykes is responsible for the day-to-day operation of the Company's stations.

    JEFFREY T. HINSON. Mr. Hinson, 42, has served as the Senior Vice President, Chief Financial Officer and Treasurer of the Company since
February 14, 1997. From October 1995 until the closing of the Tichenor Merger, Mr. Hinson served as the Chief Financial Officer, Treasurer and a director of Tichenor. From October 1991 to October 1995, Mr. Hinson was President of Alliance Investors Holdings, Ltd., a privately-held merchant bank located in Houston, Texas. For two years prior to joining Tichenor, Mr. Hinson also acted as a consultant for Tichenor.

    RICARDO DEL CASTILLO. Mr. del Castillo, 50, has served as Senior Vice President of the Company since February 14, 1997. Mr. del Castillo served as the Vice President of Operations of Tichenor since 1988 and became a director of Tichenor in February 1989.

                       EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation of each individual who served as Chief Executive Officer during the fiscal year ended September 30, 1996 and one additional executive officer of the Company for the fiscal years ended September 30, 1994, 1995 and 1996 (the "Named Executive Officers"). None of such persons is currently employed in such positions by the Company. Information concerning the current executive officers of the Company is set forth under "Executive Officers" above.

                              SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                        -----------------
                                                 ANNUAL COMPENSATION         AWARDS
                                                 -------------------    -----------------
                                                                        SECURITIES UNDER-     ALL OTHER
NAME AND PRINCIPAL POSITION                       SALARY     BONUS        LYING OPTION       COMPENSATION
---------------------------                      --------   --------    -----------------    ------------
L. Lowry Mays, former President
 and Chief Executive Officer(1)......  1996      $     --    $     --              --         $     --

Cecil Heftel, former Chairman of
 the Board and Co-Chief Executive
 Officer(2)..........................  1996       428,205     806,808         271,075               --(3)
                                       1995       500,000     170,002              --               --
                                       1994       416,667(4)       --              --               --

H. Carl Parmer, former President and
 Co-Chief Executive Officer(2) ......  1996       485,897     471,224          48,264          420,819(3)(5)
                                       1995       500,000     467,897         160,000               --
                                       1994       452,985(4)  300,000              --               --

John T. Kendrick, former Senior
 Vice President and Chief Financial
 Officer.............................  1996       183,194      42,500          30,000               --
                                       1995       160,615(6)   14,754              --               --
                                       1994       128,846      25,000              --               --

-------------------
(1) Mr. Mays resigned as Chief Executive Officer of the Company on February 14, 1997 in connection with the closing of the Tichenor Merger.

(2) Mr. Heftel and Mr. Parmer resigned their positions with the Company on August 5, 1996 in connection with the closing of the Tender Offer.

(3) Does not include payments made to Messrs. Heftel and Parmer under the Settlement Agreements relating to the termination of their employment or the agreements not to compete entered into in connection with the completion of the Tender Offer. See "--Employment Agreements."

(4) Does not include amounts received by Messrs. Heftel and Parmer from Heftel Management Group, of which they were the sole beneficial owners during the applicable period, which received fees of $133,400 for management services rendered during the period from October 1, 1993 until December 1, 1993. Effective December 1, 1993, the Management Agreement was terminated and the Company entered into employment agreements with Messrs. Heftel and Parmer.

(5) Includes bonuses paid of $384,849 to reimburse Mr. Parmer for interest paid to the Company under loans made by the Company to Mr. Parmer to pay the exercise price of certain warrants, the exercise of which was made at the request and for the benefit of the Company.

(6) On August 1, 1995, the Company entered into an Employment Agreement with Mr. Kendrick. See "--Employment Agreements."

  WARRANTS AND OPTIONS

     The following table sets forth information concerning the grants of stock options to the Named Executive Officers under the Company's 1994 Stock Option Plan. The vesting of all of these options was accelerated to the date of the closing of the Tender Offer. All of these options were exercised on such closing date and the shares acquired upon exercise were sold to Clear Channel in the Tender Offer.

                          OPTION GRANTS IN LAST FISCAL YEAR

                                                                           POTENTIAL REALIZABLE
                                 % OF TOTAL                                  VALUE AT ASSUMED
                    NUMBER OF     OPTIONS                                 ANNUAL RATES OF STOCK
                   SECURITIES    GRANTED TO                               PRICE APPRECIATION FOR
                   UNDERLYING    EMPLOYEES     EXERCISE                        OPTION TERM
                     OPTION      IN FISCAL      PRICE      EXPIRATION    ------------------------
NAME                GRANTED        YEAR         ($/SH)        DATE           5%            10%
----               ----------    ----------    --------    ----------    ----------    ----------
L. Lowry Mays            --          --%        $   --             --    $       --    $       --

Cecil Heftel        271,075          52          15.25       12/14/05     2,599,784     6,588,362

H. Carl Parmer       48,264           9          15.25       12/14/05       462,883     1,173,036

John T. Kendrick     30,000           6          15.25       12/14/05       287,719       729,137

     The following table provides certain information concerning exercises of warrants and options in the fiscal year ended September 30, 1996, and unexercised options and warrants held as of September 30, 1996, by the Named Executive Officers:

                    AGGREGATE OPTION AND WARRANT EXERCISES IN
                   LAST FISCAL YEAR AND FISCAL YEAR END VALUES

                                                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                          OPTIONS AND WARRANTS              AND WARRANTS AT
                                                         AT SEPTEMBER 30, 1996             SEPTEMBER 30, 1996
                    SHARES ACQUIRED        VALUE      ----------------------------    ----------------------------
     NAME           UPON EXERCISE(#)      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
     ----           ----------------    -----------   -----------    -------------    -----------    -------------
L. Lowry Mays                ---        $       ---        ---            ---              ---            ---
Cecil Heftel             806,678        $17,706,582        ---            ---              ---            ---
Cecil Heftel             271,075          2,100,831        ---            ---              ---            ---
H. Carl Parmer            48,264            374,046        ---            ---              ---            ---
John T. Kendrick          16,667            216,671        ---            ---              ---            ---
John T. Kendrick           8,333            133,328        ---            ---              ---            ---
John T. Kendrick           5,000             55,000        ---            ---              ---            ---
John T. Kendrick          25,000            193,750        ---            ---              ---            ---

EMPLOYMENT AGREEMENTS

    The Company was a party to ten-year Employment Agreements with each of Messrs. Cecil Heftel and Carl Parmer which were terminated in connection with the closing of the Tender Offer. These Employment Agreements were substantially similar and provided for each of Messrs. Heftel and Parmer to receive a base annual salary of $500,000 and bonuses based on the performance of the Company. Each of these Employment Agreements provided that upon a change in control of the Company, Mr. Heftel or Mr. Parmer, as the case may be, would be entitled to receive a lump sum payment equal to the present value of all amounts remaining to be paid by the Company under the Employment Agreement. On August 5, 1996, in connection with the closing of the Tender Offer, each of Messrs. Cecil Heftel and Carl Parmer entered into agreements not to compete and a Settlement Agreement relating to the termination of their employment. An aggregate of approximately $25.8 million was paid to Messrs. Heftel and Parmer under these agreements.

    On August 1, 1995, the Company and Mr. John Kendrick entered into a three-year Employment Agreement. This employment agreement provides that upon the occurrence of a change in control of the Company, the term of the agreement is automatically extended for three years from the date of the change of control. The Tender Offer was deemed a change in control, and therefore, the term of this employment agreement was automatically extended to August 4, 1999. In connection with the completion of the Tichenor Merger, Mr. Kendrick ceased to serve as the Chief Financial Officer of the Company. The employment agreement provides that Mr. Kendrick is entitled to receive his annual salary and minimum bonus (which total $235,000 on an annual basis) until August 4, 1999 (the Company may at any time pay in a lump sum an amount equal to the present value of the total amount owed to Mr. Kendrick) and payment of monthly premiums to permit Mr. Kendrick and his family to participate in the Company's health insurance for the shorter of the period ending August 4, 1999 or the maximum COBRA continuation coverage period mandated by law.

    On February 14, 1997 upon the closing of the Tichenor Merger, the Company entered into an Employment Agreement with McHenry Tichenor, Jr. to serve as President and Chief Executive Officer of the Company. Mr. Tichenor's Employment Agreement provides for a five year term at an annual salary of $260,000 plus incentive compensation as determined by the Compensation Committee of the Board of Directors. Upon termination by the Company without cause or by Mr. Tichenor for good reason, the Company is obligated to pay Mr. Tichenor a lump sum amount equal to the estimated payments of salary and bonus remaining through the end of the term of the agreement. Furthermore, Mr. Tichenor's Employment Agreement provides that Mr. Tichenor agrees not to compete with the Company for a period of one year following the date his Employment Agreement is terminated.

DIRECTOR COMPENSATION

    Each member of the Board of Directors other than McHenry T. Tichenor, Jr. receives an annual fee of $20,000, payable in quarterly installments which the directors may elect to receive in cash or shares of the Company's Class A Common Stock. The Company also reimburses directors for expenses related to attending board or committee meetings. The Company's directors do not receive any additional compensation for attendance at board or committee meetings. For a discussion of certain options granted to non-employee directors, see "Proposal to Adopt the Company's 1997 Long-Term Incentive Plan."

CERTAIN TRANSACTIONS

TRANSACTIONS WITH CURRENT DIRECTORS, EXECUTIVE OFFICERS, AND NOMINEES

    The following transactions were entered into between the Company and certain current directors, nominees for election as directors, officers and beneficial owners of five percent or more of the Company's Common Stock.

    Clear Channel and Golden West Broadcasters, a California corporation ("Golden West"), entered into an Option Agreement, dated as of December 23, 1996 (the "Option Agreement"), pursuant to which Golden West granted to the Company (as assignee of Clear Channel) the option to purchase all of the assets used or held for use in connection with the operation of KSCA (FM), Glendale, California ("KSCA"), including, without limitation, all FCC licenses for such station (the "KSCA Assets"), on the terms and conditions of an Asset Purchase Agreement attached as an exhibit to the Option Agreement (the "Purchase Agreement").
Clear Channel assigned its rights under the Option Agreement to the Company pursuant to an Assignment and Assumption Agreement, dated as of January 2, 1997, among the Company, Clear Channel and Tichenor (the "KSCA Assignment Agreement"). The option is exercisable upon the death of Gene Autry, the indirect principal stockholder of Golden West. The Option Agreement has an initial term which expires on December 30, 1997. On February 4, 1997, the Company paid Golden West an initial payment of $10.0 million upon the termination of the waiting period for approval of the proposed transaction under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976. The Option Agreement is renewable for additional one-year terms provided the Company pays to Golden West an additional $3.0 million on or before the expiration date for the one-year option period then in effect. Once the option under the Option Agreement is exercised, the Option Agreement remains in effect without the need to make any further $3.0 million payments. The $10.0 million payment and any additional $3.0 million payments (the "Option Payments") will be applied against the purchase price for the KSCA Assets, if the sale of the KSCA Assets is consummated. If the sale of the KSCA Assets is not consummated, Golden West is obligated to refund to the Company a portion of the Option Payments only under certain circumstances.

    Under the Purchase Agreement, the purchase price for the KSCA Assets is the greater of (a) $112.5 million, or (b) the sum of (i) $105.0 million, plus
(ii) an amount equal to $13,698.63 per day during the term of the KSCA Time Brokerage Agreement (as hereinafter defined), which daily amount is subject to reduction if the Company is unable to broadcast its programming on KSCA under the KSCA Time Brokerage Agreement. Consummation of the sale of the KSCA Assets under the Purchase Agreement will be subject to a number of conditions, including the FCC's approval of the transfer of the FCC licenses for KSCA to the Company.

    Concurrent with the execution of the Option Agreement, Clear Channel and Golden West entered into a Time Brokerage Agreement, dated as of December 23, 1996, for KSCA (the "KSCA Time Brokerage Agreement"). Clear Channel assigned its rights under the KSCA Time Brokerage Agreement to the Company pursuant to the KSCA Assignment Agreement. The Company began providing programming under the KSCA Time Brokerage Agreement February 5, 1997.

    On February 3, 1997, Tichenor, a wholly-owned subsidiary of the Company, granted Heart Unlimited Company ("Heart") an option to purchase radio station KXTN-AM in San Antonio, Texas for a purchase price of $1.0 million. McHenry T. Tichenor, Sr. owns a 51% interest in Heart. The term of the option is from February 3, 1997 until November 3, 1998. In addition, Tichenor entered into a 24-month Local Marketing Agreement with Heart. Under the terms of the Local Marketing Agreement, Heart pays the Company $4,000 a month during the first 12 months of the agreement and $5,000 a month during the last 12 months of the agreement. Heart also reimburses the Company for the cost of operating and maintaining the station's transmitter.

    In connection with the closing of the Tichenor Merger on February 14, 1997, McHenry T. Tichenor, Jr., McHenry T. Tichenor, Sr., certain other members of the Tichenor family, David D. Lykes, Jeffrey T. Hinson, Ricardo del Castillo, and certain other former Tichenor stockholders (the "Major Tichenor Stockholders") entered into a Registration Rights Agreement (the "Tichenor Registration Rights Agreement") pursuant to which the Company granted to the Major Tichenor Stockholders the following demand registration rights: (i) at any time during the three year period following the date on which Clear Channel beneficially owns a greater number of shares of Class A Common Stock than the number of shares owned by the Major Tichenor Stockholders (the "Conversion Date"), up to two demand registrations, and (ii) prior to the Conversion Date, during any period (a) in which less than 2.0 million shares of Class A Common Stock are held by public stockholders, one demand registration or (b) after February 14, 1998, until the earlier of (1) such time as the Company consummates a qualified public offering (as defined in the Tichenor Registration Rights Agreement) or
(2) the exercise of the demand registration right under clause (a), one demand registration. Any demand registration must be made by the holders of at least 25% of the registrable securities held by the Major Tichenor Stockholders and the size of proposed registered offering must be at least $20.0 million. The Tichenor Registration Rights Agreement also provides the Major Tichenor Stockholders with certain piggyback registration rights.

    In connection with the closing of the Tichenor Merger on February 14, 1997, the Company entered into a Registration Rights Agreement with Clear Channel (the "Clear Channel Registration Rights Agreement"). Under the Clear Channel Registration Rights Agreement, the Company has granted Clear Channel certain rights to demand registration of shares of the Company's Class A Common Stock in the event of a distribution of such shares to Clear Channel's stockholders. The agreement also provides Clear Channel with certain "piggy-back" registration rights.

    Ernesto Cruz, a director of the Company, is a Managing Director of Credit Suisse First Boston Corporation, which performed investment banking services for the Company since the beginning of the last fiscal year.

TRANSACTIONS WITH FORMER DIRECTORS AND EXECUTIVE OFFICERS

    The following transactions were entered into between the Company and certain former directors and executive officers who resigned their positions with the Company on August 5, 1996 in connection with the closing of the Tender Offer.

    The Tower Company, Inc. ("TTC"), a wholly subsidiary of the Company, previously loaned $293,303 to Mr. Christopher Heftel, the son of Mr. Cecil Heftel, the former Co-Chief Executive Officer and Chairman of the Board of the Company. This loan accrued interest at 7% per annum, with principal and interest due on demand. All amounts owed were repaid on August 5, 1996.

    TTC previously loaned $100,000 to Mr. Cecil Heftel. This loan accrued interest at 7% per annum, with principal and interest due on demand. All amounts owed were repaid on August 5, 1996.

    On February 11, 1992, the predecessor-in-interest to the Company granted to Mr. Carl Parmer, the former Co-Chief Executive Officer and President of the Company, as part of his employment agreement the right to purchase 188,925 shares of Class B Common Stock, par value $0.001 ("Old Class B Common Stock"), at a per share price of $4.51. In connection with entering into Mr. Parmer's Employment Agreement in December 1993, the Company issued to Mr. Parmer a warrant to purchase 188,925 shares of Old Class B Common Stock at the same exercise price as a replacement of the rights of Mr. Parmer to purchase the 188,925 shares of Old Class B Common Stock under his previous employment agreement. On August 3, 1994, Mr. Parmer exercised these warrants and in connection with such exercise, the Company made a loan in the amount of $1.25 million, approximately $852,000 of which was used to pay the exercise price of the warrants and the remainder of which was used to pay income taxes payable by Mr. Parmer upon exercise of the warrants. The loan accrued interest at a rate of 7.67% per annum and was due on August 3, 2004. All amounts owed were repaid on August 5, 1996.

    On June 3, 1993, Messrs. Carl Parmer and Richard Heftel, a former director of the Company and the current general manager of the Company's Los Angeles stations, each borrowed $366,000 from the Company and used the proceeds to purchase 94,462 shares of Old Class B Common Stock from a third-party stockholder. These loans accrued interest at a rate of 4.5% per annum. Interest and principal were due on June 2, 2002. On October 8, 1993, Mr. Carl Parmer borrowed $1 million from the Company and used the proceeds to purchase 226,695 shares of Old Class B Common Stock. This loan accrued interest at 4.5% per annum. Interest and principal were due on October 8, 2003. All amounts owed were repaid on August 5, 1996.

    On December 30, 1993, the Company repurchased 220,000 shares of Old Class B Common Stock from the daughter of Mr. Cecil Heftel. The purchase price for these shares was payable in 60 installments of $10,000 beginning in August 1994 and one installment of $1 million on the first day of the month after the month in which the 60th installment is paid. On August 5, 1996, the Company repaid this obligation in full.

    During the fiscal year ended September 30, 1996, the Company advanced funds to Heftel Management Group, of which Mr. Cecil Heftel is the sole beneficial owner. These advances did not bear interest. On August 5, 1996, all of such advances were repaid.

    On January 10, 1995, the Company granted to Mr. Carl Parmer a warrant to purchase 160,000 shares of Class A Common Stock at an exercise price of $10.50 per share (which was the closing price for the Class A Common Stock on January 9, 1995). On January 24, 1995, Mr. Parmer exercised this warrant in full. The exercise price was payable on or before June 30, 1995. On June 30, 1995, Mr. Parmer borrowed $1,680,000 from the Company to pay the exercise price and granted to the Company a security interest in these shares to secure his obligation to repay the loan. This loan accrued interest at 8.75% per annum. All amounts owed were repaid on August 5, 1996.

    On December 3, 1995, the Company, Marcos A. Rodriguez, Jr. ("Rodriguez") and Hispanic Coalition, Inc. ("HCI") entered into certain agreements relating to HCI and a new FM radio station in Haltom City, Texas (for which HCI was seeking a construction permit from the FCC) (the "Haltom Station") (the "Haltom City Agreements"). As a result of disputes relating to the Haltom City Agreements, Rodriguez and the Company entered into a Settlement Agreement pursuant to which the Company released all claims and rights it may have to acquire the construction permit for the Haltom Station, including all rights under the Haltom City Agreements. Mr. Cecil Heftel and the Company entered into an agreement under which Mr. Heftel agreed to indemnify the Company against any losses arising out of the Haltom City Agreements. The Company has sent written demand to Mr. Heftel for indemnification of $1,383,187.

    In connection with the Tender Offer, each of Messrs. Cecil Heftel and Carl Parmer entered into agreements not to compete and a Settlement Agreement relating to the termination of their employment. An aggregate of approximately $25.8 million was paid to Messrs. Heftel and Parmer under these agreements.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

    Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes (i) Mr. Cecil Heftel inadvertently failed to file a Form 4 to reflect the exercise of a warrant to purchase 806,678 shares of Old Class B Common Stock because such exercise was rescinded before any shares were issued, and (ii) Mr. Carl Parmer inadvertently failed to file a Form 4 to reflect the issuance and exercise of a warrant to purchase 160,000 shares of Class A Common Stock.

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

    During the fiscal year ended September 30, 1996, Messrs. Madison Graves and John Mason served on the Compensation Committee.

    During the year ended September 30, 1996, the Company obtained legal services from the law firm of Jeffer, Mangels, Butler & Marmaro LLP. Mr. John Mason is of-counsel to this law firm.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    In August 1996, Clear Channel completed the Tender Offer which resulted in Clear Channel owning approximately 63% of the outstanding Common Stock of the Company. At that time, all the incumbent members of the Board of Directors of the Company, including those serving on the Compensation Committee, resigned, and were replaced by designees of Clear Channel. In addition, the former Chairman of the Board and Co-Chief Executive Officer and the former President and Co-Chief Executive Officer of the Company resigned. In February 1997, the Company completed the Tichenor Merger. Pursuant to the agreements governing that transaction, five designees of Tichenor were appointed to the Board of Directors of the Company. Three of those directors, Ernesto Cruz, Robert Hughes, and James Raines, were elected to the Compensation Committee. All three of these directors are outside directors within the meaning of Section 162(m) of the Internal Revenue Code.

    The Compensation Committee reviews the performance of the executive officers of the Company, reviews and approves the compensation of the executive officers of the Company, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Incentive Plan.

COMPENSATION POLICIES AND PHILOSOPHY

    The financial success of the Company is linked to the ability of its executive officers and managers to direct the Company's current operations, and to assess the advantages of potential acquisitions and realign the operations of the acquired entities with the operating policies of the Company. A major objective of the Company's compensation strategy is to attract and retain top-quality executive officers and managers. Another objective of the Company's compensation strategy is to reward executive officers and managers based on the financial performance of operations under their control. Financial incentives are used to motivate those responsible to achieve the Company's financial goals and to align the interests of the Company's managers with the interests of the Company's stockholders.

    In order to achieve the foregoing objectives, the Company uses a combination of base salary, cash bonuses, and stock options.

    In establishing the compensation levels for the Company's executive officers, the Compensation Committee considers a number of factors, including the level and types of compensation paid to executive officers in similar positions by comparable companies. In addition, the Compensation Committee evaluates the Company's performance by looking at factors such as performance relative to competitors, performance relative to business conditions and the success of the Company in meeting its financial objectives.

COMPONENTS OF COMPENSATION

    Executive officer base salaries are established in relation to salaries for individuals in comparable positions paid by other companies in the radio broadcast industry.

    Executive officer cash bonuses are used to provide executive officers with financial incentives to meet annual performance targets. The performance targets are based on the Company's budgeted goals pursuant to a detailed annual operating plan. Bonus recommendations for executive officers other than the CEO are proposed by the CEO, reviewed and, when appropriate revised, and approved by the Compensation Committee. The Compensation Committee also establishes the bonus level for the CEO.

    The Compensation Committee believes that equity ownership by the executive officers, managers, and other employees of the Company provides incentive to build stockholder value and aligns the interests of these employees with the interests of stockholders. Upon hiring executive officers, managers, and certain other key employees, the Compensation Committee typically approves stock option grants under the Incentive Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants, usually on an annual basis, under the Incentive Plan. The Compensation Committee believes these additional annual grants will provide incentives for executive officers, managers, and key employees to remain with the Company. Options are granted at the current market price of the Company's Class A Common Stock and, consequently, have value only if the price of the Company's Class A Common Stock increases over the exercise price. The size of the initial and periodic grants to employees other than the CEO and the executive officers are proposed by the CEO, reviewed and, when appropriate, revised by the

Compensation Committee, and approved by the Board of Directors. The Compensation Committee establishes the size of the initial and periodic grants to the CEO and the executive officers.

COMPENSATION OF THE CEO

    In February, 1997, the Company entered into an Employment Agreement with McHenry T. Tichenor, Jr., Chairman of the Board, President, and Chief Executive Officer of the Company, which provides an annual base salary of $260,000, with monthly and annual bonuses based on the performance of the Company. See "Employment Agreements." The Compensation Committee reviews the performance of the CEO of the Company, as well as other executive officers of the Company annually.

                                            Respectfully submitted,


                                            Compensation Committee

                                            Ernesto Cruz
                                            Robert W. Hughes
                                            James M. Raines


    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

    The graph below compares the cumulative total stockholder return on the Company's Class A Common Stock with the cumulative total return on the Standard & Poor's 500 Index and a Radio Station Component Peer Group Index for the period commencing on July 27, 1994 (the date trading of the Company's Class A Common Stock commenced on the Nasdaq National Market) and ending on September 30, 1996. The data set forth below assumes the value of an investment in the Company's Class A Common Stock and each Index was $100 on July 27, 1994.



                                   [GRAPH]



                          COMPARISON OF TOTAL RETURN*
     SINCE THE INITIAL PUBLIC OFFERING OF HEFTEL BROADCASTING CORPORATION
--------------------------------------------------------------------------------
                                           7/27/94   9/30/94   9/30/95  9/30/96
--------------------------------------------------------------------------------
Heftel Broadcasting Corporation             100.00    135.90    197.44   447.44
Standard & Poor's 500 Index                 100.00    103.83    134.71   162.10
Radio Station Component Peer Group Index*   100.00    106.66    163.82   299.22
--------------------------------------------------------------------------------
_______________________

* Radio Station Component Peer Group Index consists of Emmis Broadcasting, Inc., Evergreen Media Corporation, Infinity Broadcasting Company, Jacor Communications, Inc., EZ Communications, Inc., Clear Channel
    Communications, Inc., and SFX Broadcasting, Inc.

    In calculating cumulative total stockholder return, reinvestment of dividends, if any, was assumed, and the returns of each member of the Radio Station Peer Group Index are weighted for market capitalization.

                                 PROPOSAL TWO

                         PROPOSAL TO ADOPT THE COMPANY'S
                          1997 LONG-TERM INCENTIVE PLAN

    On March 5, 1997, the Board of Directors adopted the Incentive Plan. The Company believes that the Incentive Plan will contribute to the Company's ability to attract and retain key employees and will strengthen such persons' incentive to achieve the objectives of the Company's stockholders.

    The following summary of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, a copy of which is attached hereto as Appendix A. What follows is a brief description of the material provisions of the Incentive Plan.

TYPES OF AWARDS

    The types of awards that may be granted under the Incentive Plan include
(i) incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) stock options other than Incentive Stock Options ("Non-qualified Stock Options" and, together with Incentive Stock Options, "Stock Options"), (iii) stock appreciation rights, (iv) rights to receive a specified amount of cash or shares of Class A Common Stock ("Performance Units"), and (v) restricted stock ("Restricted Stock") (collectively, "Awards"). In addition, the Incentive Plan provides that directors of the Company may elect to receive some or all of their annual director compensation in the form of shares of Class A Common Stock.

ADMINISTRATION OF PLAN

    The Incentive Plan will be administered by the Board of Directors or by a committee or sub-committee of the Board of Directors (the "Committee") appointed by the Board of Directors (the "Administrator"). The Committee will consist of two or more directors who will be eligible to receive certain Awards (other than Incentive Stock Options) under the Incentive Plan.

    Under the Incentive Plan, the Administrator will have wide discretion and flexibility, thus enabling the Administrator to administer the Incentive Plan in the manner that it determines, from time to time, is in the best interest of the Company. The Administrator also will have authority to interpret the Incentive Plan, to determine the terms and provisions of Awards, and to make all other determinations necessary or advisable for Plan administration.

SHARES OF COMMON STOCK SUBJECT TO THE INCENTIVE PLAN

    Subject to certain exceptions set forth in the Incentive Plan, the aggregate number of shares of the Company's Class A Common Stock that may be the subject of Awards under the Incentive Plan at one time under the Plan shall be an amount equal to (i) five percent of the total number of shares of Class A Common Stock outstanding from time to time MINUS (ii) the total number of shares of Stock subject to outstanding Awards on the date of calculation under the Incentive Plan and any other stock-based plan for employees or directors of the Company (other than the Stock Purchase Plan).

ELIGIBILITY

    Employees eligible to participate in the Incentive Plan will be designated by the Administrator and will be chosen from among those employees determined to be Key Employees. "Key Employees" are those employees of the Company and its subsidiaries determined by the Administrator to have a direct and significant impact on the performance of the Company. The Company's executive officers are among the employees who would be eligible to receive Awards under the Incentive Plan. In addition, the Incentive Plan provides for automatic initial grants of Non-qualified Stock Options to purchase 2,500 shares of Class A Common Stock to each non-employee director upon the approval of the Incentive Plan by the Stockholders and to each future non-employee director upon such individual first being elected to serve on the Company's Board of Directors. The exercise price of each such director option will be the fair market value per share of Class A Common Stock on the date of grant. Non-employee directors may be granted additional Awards at the discretion of the Board of Directors.

TERMS AND CONDITIONS OF STOCK OPTIONS

    The purchase price of Class A Common Stock under each Incentive Stock
Option and Non-qualified Stock Option (other than automatic grants to the Company's non-employee directors) will be determined by the Administrator; provided, however, that the exercise price for any Stock Option will not be less than the greater of the par value or 100% of the fair market value of the Class A Common Stock on the date of grant of such Stock Option. The aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company) will not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time.

    Except for Non-qualified Stock Options granted to non-employee directors, Stock Options may be exercised as determined by the Administrator, but in no event later than ten years from the date of grant in the case of Incentive Stock Options.

    Upon the exercise of a Stock Option, the participant must pay the purchase price in full either in cash, a cash equivalent acceptable to the Administrator, or a combination of cash and its equivalent acceptable to the Administrator.
The purchase price may be paid, with the approval of the Administrator, by assigning and delivering to the Company shares of Class A Common Stock or a combination of cash and such shares equal in value to the exercise price. In addition, at the request of a participant and to the extent permitted by applicable law, the Administrator may approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the participant, will pay the exercise price of the stock options being exercised to the Company and the Company will promptly deliver to such firm the shares exercised.

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

    A Stock Appreciation Right ("SAR") may be granted either in tandem with or independent of a Stock Option. A SAR is the right to receive an amount equal to the excess of the fair market value of a share of the Company's Class A Common Stock on the date of exercise over the fair market value of a share of Class A Common Stock on the date of grant (in the case of SARs granted independent of a Stock Option) or the exercise price of the related Stock Option (in the case of a SAR granted in tandem with a Stock Option).

    An SAR granted in tandem with a Stock Option will require the holder, upon exercise, to surrender the related Stock Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment as described above. The surrendered Stock Option will then cease to be exercisable. A tandem SAR will be exercisable or transferable only to the extent that the related Stock Option is exercisable or transferable.

    An SAR granted independent of a Stock Option will be exercisable as determined by the Administrator. An independent SAR will entitle the holder, upon exercise, to receive payment as described above. The Administrator may limit the amount payable upon exercise of any tandem or independent SAR. Any such limitation will be specified at the time the SAR is granted.

    Payment upon the exercise of SARs will be made, at the discretion of the Administrator, in cash, in shares of Class A Common Stock, or a combination of cash and shares of Class A Common Stock.

TERMS AND CONDITIONS OF RESTRICTED STOCK

    Restricted Stock is the grant of shares of Class A Common Stock or the right to purchase Class A Common Stock at a price determined by the Administrator, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Certificates evidencing Restricted Stock will bear a legend making reference to the restrictions imposed. The restrictions will lapse in accordance with a schedule or other conditions determined by the Administrator. During the restriction period, the holder of Restricted Stock may, in the discretion of the Administrator, be given certain rights as a stockholder, including the right to vote the stock subject to the Award and/or receive dividends with respect thereto.

ACCELERATION OF VESTING AND EXERCISABILITY

    Subject to the Administrator's discretion, if an employee's employment relationship with the Company is terminated for any reason (other than a termination in breach of written employment agreement), including as a result of the employee's retirement, disability or death, then any and all Awards held by such employee that are not then exercisable (or for which restrictions have not lapsed) shall become null and void as of the date of such termination. The portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of the remaining term of the Award or 180 days after the date of termination. If an employee's employment relationship is terminated in breach of a written employment agreement, then any and all Awards held by such employee that are not then exercisable (or for which restrictions have not lapsed) shall become exercisable (and the restrictions thereon, if any, shall lapse) as of the date of termination. All such Awards which have become exercisable as of the date of such termination (either as a result of the acceleration of exercisability as described herein or otherwise) shall remain exercisable for the lesser of the remaining term of such Awards or 180 days after the date of termination.

ADJUSTMENT PROVISIONS

    The Incentive Plan contains provisions that automatically modify the terms of Awards or permit the Administrator to modify the terms of Awards when a subdivision, consolidation or change in control of the Company occurs or when the Company undergoes certain restructurings that do not result in a change in control of the Company.

    The terms of an Award and the maximum number of shares of Class A Common Stock authorized for issuance under the Incentive Plan will be adjusted if the Company subdivides as a whole the number of shares of Class A Common Stock then outstanding into a greater number of shares of Class A Common Stock (such as in a stock split) or consolidates as a whole the number of shares of Class A Common Stock then outstanding into a lesser number of shares of Class A Common Stock (such as in a reverse stock split). In addition, if the Class A Common Stock is subdivided or consolidated into one or more different kinds of securities, the holders of Awards will be entitled to purchase or receive (in lieu of the shares of Class A Common Stock originally subject to the Award) the kinds of securities into which the Class A Common Stock is subdivided or consolidated.

    Upon a "change in control" of the Company, (i) each holder of a Stock
Option will be granted corresponding SARS, (ii) all outstanding SARs and Stock Options will become immediately and fully vested and exercisable in full, and
(iii) the restriction period on any Restricted Stock will be accelerated and the restrictions will expire.

    In general, under the Incentive Plan, a "change in control" of the Company occurs in any of five situations: (i) a person other than the Company, certain affiliated companies or benefit plans, or a company with the same ownership as the Company, acquires 30% or more of the voting power of the Company's outstanding voting securities; (ii) a majority of the Board of Directors is not comprised of the members of the Board of Directors at the effective date of the Incentive Plan and persons whose election as directors were approved by those original directors or their approved successors; (iii) the Company merges or consolidates with another corporation or partnership, or the Company's stockholders approve such a merger or consolidation, other than mergers or consolidations in which the Company's voting securities are converted into securities having the majority of voting power in the surviving company; or (iv) the Company liquidates or sells all or substantially all of its assets, or the Company's stockholders approve such a liquidation or sale, except sales to corporations having substantially the same ownership as the Company.

    In addition, if a change in control occurs in connection with a merger or consolidation of the Company pursuant to which the Company is not the surviving corporation or a sale of all or substantially all of the Company's assets, then the holders of Awards will be entitled to receive (upon payment of the exercise price, if applicable) the same consideration to which they would have been entitled had they exercised their options, or had the restrictions on any Restricted Stock lapsed, immediately prior to such transaction.

    If a restructure of the Company occurs that does not constitute a change in control of the Company, the Administrator may (but need not) cause the Company to take any one or more of the following actions: (i) accelerate in whole or in part the time of vesting and exercisability of any outstanding Stock Options and SARs in order to permit those Stock Options and SARs to be exercisable before, upon or after the completion of the restructure; (ii) grant each optionholder corresponding SARS; (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock; (iv) if the restructure involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Administrator deems desirable; or (v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, adjusted for withholding obligations.

    A restructure generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation or otherwise) in one transaction or a series of transactions.

AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN

    No Award may be granted under the Incentive Plan after the tenth anniversary of the adoption of the Incentive Plan. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Incentive Plan.

    The Board of Directors may amend or modify the Incentive Plan at any time for any purpose, to the extent permitted by law. However, the Incentive Plan may not be amended without the consent of the holders of a majority of the shares of Class A Common Stock then outstanding to (i) increase materially the aggregate number of shares of Class A Common Stock that may be issued under the Incentive Plan, (ii) increase materially the benefits accruing to eligible individuals under the Incentive Plan or (iii) modify materially the eligibility requirements for participation in the Incentive Plan; provided, however, that such amendments may be made without the consent of stockholders of the Company if changes occur in law or other legal requirements that would permit such changes.

    The Incentive Plan is intended to comply with the requirements of Section 162(m) of the Code to the extent required to cause Stock Options and SARs to be classified as "performance-based compensation" under Section 162(m)(4)(C) of the Code. However, regulations under Section 162(m) of the Code and interpretations of Section 162(m) and such regulations, could require certain amendments to the Incentive Plan to accomplish this classification. To the extent amendments to the Incentive Plan are required, the Board of Directors may adopt such amendments that it determines are necessary but will not solicit stockholder approval of such amendments unless stockholder approval is required under
Section 162(m) of the Code or other applicable law.

FEDERAL INCOME TAX CONSEQUENCES

    A participant receiving Non-qualified Stock Options or SARs shall not recognize taxable income at the time the Non-qualified Stock Option or SAR is granted. At the time the Non-qualified Stock Option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or fair market value of the Class A Common Stock at the time of grant of SARs granted independent of Stock Options) and the fair market value of the Company's Class A Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant, provided that the Company withholds taxes.

    An employee granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. The excess of the fair market value of the Class A Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

    If the holding period requirement is not met, the Incentive Stock Option will be treated as one which does not meet the requirements of the Code for Incentive Stock Options and the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Class A Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

    An employee receiving Restricted Stock will not recognize taxable income at the time of grant. At the time the restrictions lapse, the employee will recognize ordinary taxable income equal to the difference between the fair market value of the Class A Common Stock at the time the restrictions lapse and the price, if any, paid by the employee for such Class A Common Stock. Any dividends received by the employee before the termination of restrictions will be taxed as ordinary income. The Company will be entitled to a deduction equal to the ordinary income reported by the employee, provided the Company withholds taxes. Upon the disposition of the Class A Common Stock, the employee will recognize taxable gain or loss equal to the difference between the fair market value of the Class A Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Class A Common Stock. The gain or loss will be taxable as a capital gain or loss, provided the employee held the Class A Common Stock as a capital asset.

    An employee may elect to report and recognize income at the time of grant or purchase of Restricted Stock by filing an election under Section 83(b) of the Code (a "Section 83(b) election"). If the employee makes a Section 83(b) election, the Company will be entitled to a deduction equal to the ordinary income reported by the employee in the year of the election, provided the Company withholds taxes. However, dividends received before the restrictions lapse will not be deductible by the Company. Upon the disposition of the Class A Common Stock, the employee will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the employee as a result of the Section 83(b) election and any amounts paid by the employee for the Restricted Stock.

    Special rules may apply with respect to employees subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Stock Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an employee subject to
Section 16(b) (and the concurrent deduction by the Company) on the exercise of a Stock Option or SAR generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the employee elects otherwise by making a Section 83(b) election.

                              NEW PLAN BENEFITS
                       HEFTEL BROADCASTING CORPORATION
                        1997 LONG-TERM INCENTIVE PLAN

    The awards, if any, that will be made to eligible participants (other than non-employee directors) under the Incentive Plan during fiscal 1997 are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. As noted above, each of the non-employee directors will receive a grant of Non-qualified Stock Options for 2,500 shares upon the approval of the Incentive Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN. SINCE THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY WILL BE ELIGIBLE TO PARTICIPATE IN THE INCENTIVE PLAN, EACH OF THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY HAS AN INTEREST IN AND MAY BENEFIT FROM THE ADOPTION OF THE INCENTIVE PLAN.

                                PROPOSAL THREE

                       PROPOSAL TO ADOPT THE COMPANY'S
                      1997 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    On March 5 1997, the Company's Board of Directors adopted and approved the Stock Purchase Plan, a copy of which is attached to this Proxy Statement as Appendix B. A total of 400,000 shares of Class A Common Stock are reserved for issuance under the Stock Purchase Plan. The purpose of the Stock Purchase Plan is to provide employees of the Company who participate in the Stock Purchase Plan with an opportunity to purchase Class A Common Stock of the Company through payroll deductions. The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. See "Federal Income Tax Consequences" below.

    As of April 22, 1997, the closing price of the Class A Common Stock as quoted on the Nasdaq National Market was $49.75 per share.

    At the Annual Meeting, the stockholders of the Company will be asked to approve the Stock Purchase Plan. The affirmative vote of the holders of a majority of the shares of outstanding Class A Common Stock of the Company, present or represented, and entitled to vote at the Annual Meeting is required to approve the Stock Purchase Plan. The Stock Purchase Plan is summarized below.

ADMINISTRATION

    The Stock Purchase Plan will be administered by the Compensation Committee of the Company's Board of Directors. All questions of interpretation of the Stock Purchase Plan will be determined by the Compensation Committee, whose decisions will be final and binding upon all participants.

ELIGIBILITY

    Any persons (including officers of the Company) who are employed by the Company (or any of its majority-owned subsidiaries) for at least 20 hours per week and at least five months in a calendar year will be eligible to participate in the Stock Purchase Plan, subject to certain limitations imposed by
Section 423(b) of the Code. Eligible employees may become participants in the Stock Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date. As of April 1, 1997, approximately 500 employees of the Company would have been eligible to participate in the Stock Purchase Plan if the Stock Purchase Plan were in effect as of such date.

OFFERING DATES

    The Stock Purchase Plan will be implemented by one offering during each six-month period of the Stock Purchase Plan. The offering periods will commence on January 1 and July 1 of each year. The Compensation Committee may alter the duration of the offering periods without stockholder approval. The first offering period will commence August 1, 1997.

PURCHASE PRICE

    The purchase price per share at which shares of Class A Common Stock will be sold under the Stock Purchase Plan will be the lower of 85% of the fair market value of the Class A Common Stock on the first day of each six-month offering period and 85% of the fair market value of the Class A Common Stock on the last day of each six-month offering period. The fair market value of the Class A Common Stock on a given date will be the last sales price of the Class A Common Stock on the Nasdaq National Market on such date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares of Class A Common Stock to be purchased under the Stock Purchase Plan will be accumulated by payroll deductions during each offering period. The deductions may not exceed 15% of a participant's eligible compensation, which is defined in the Stock Purchase Plan to include the regular straight time gross salary in effect at the beginning of the offering period, exclusive of any payments for overtime, bonuses, commissions or incentive compensation. A participant may discontinue his participation in the Stock Purchase Plan at any time during the offering period. Payroll deductions will commence on the first payday on or following the first day of the offering period, and continue at the same rate until terminated as provided in the Stock Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

    The maximum number of shares placed under option to a participant in an offering under the Stock Purchase Plan will be that number determined by dividing the amount of the participant's total payroll deductions to be accumulated during the offering period (not to exceed an amount equal to 15% of the participant's actual eligible compensation at the beginning of the offering period) by the purchase price per share under the Stock Purchase Plan. Unless a participant withdraws from the Stock Purchase Plan, such participant's option for the purchase of shares will be exercised automatically at the end of each offering period for the maximum number of shares at the applicable price.

    Notwithstanding the foregoing, no employee of the Company will be permitted to subscribe for shares of Class A Common Stock under the Stock Purchase Plan if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Stock Purchase Plan or pursuant to any other options), nor will any employee be granted an option which would permit the employee to buy pursuant to the Stock Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any offering period.

WITHDRAWAL

    A participant's interest in a given offering under the Stock Purchase Plan may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Stock Purchase Plan. A participant may elect to withdraw from the Stock Purchase Plan at any time. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant's interest in that offering.

CAPITAL CHANGES

    In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Class A Common Stock without receipt of consideration by the Company, appropriate adjustments will be made by the Company's Board of Directors or the Compensation Committee in the shares subject to purchase under the Stock Purchase Plan and in the purchase price per share.

NONASSIGNABILITY

    No rights or accumulated payroll deductions of a participant under the Stock Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Stock Purchase Plan.

AMENDMENT AND TERMINATION OF THE STOCK PURCHASE PLAN

    The Board of Directors may at any time amend or terminate the Stock
Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. In addition, no amendment may be made to the Stock Purchase Plan without prior approval of the stockholders of the Company if such amendment would require stockholder approval under Rule 16b-3 promulgated by the Securities and Exchange Commission.

FEDERAL INCOME TAX CONSEQUENCES

    The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of sections 421 and 432 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of the shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the participant's holding period. If the shares have been held by the participant for more than two years after the date of the option grant, the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the shares at the date of the option grant over the purchase price will be treated as ordinary income, and any further gain or loss will be treated as long-term capital gain or loss. If the shares are disposed of before the expiration of this holding period, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to optionees subject to
Section 16 of the Exchange Act. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from date of grant.

    The foregoing brief summary of the effect of federal income taxation upon the participants and the Company with respect to the purchase of shares under the Stock Purchase Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss tax consequences of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

                              NEW PLAN BENEFITS
                       HEFTEL BROADCASTING CORPORATION
                           1997 STOCK PURCHASE PLAN

    The awards, if any, that will be made to eligible participants under the Stock Purchase Plan during fiscal 1997 are subject to the individual elections of the eligible participants in the Stock Purchase Plan and, therefore, are not determinable at this time.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE STOCK PURCHASE PLAN. SINCE THE EMPLOYEE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY WILL BE ELIGIBLE TO PARTICIPATE IN THE STOCK PURCHASE PLAN, EACH OF THE EMPLOYEE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY HAS AN INTEREST IN AND MAY BENEFIT FROM THE ADOPTION OF THE STOCK PURCHASE PLAN.

                                PROPOSAL FOUR

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Action is to be taken by the stockholders at the Annual Meeting with respect to the ratification of KPMG Peat Marwick LLP ("KPMG Peat Marwick"), independent certified public accountants, as independent auditors for the Company for the fiscal year ending December 31, 1997. KPMG Peat Marwick does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in KPMG Peat Marwick.

    The Board of Directors of the Company and its Audit Committee have approved KPMG Peat Marwick as its independent auditors. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent auditors.

    On February 19, 1997, Ernst & Young LLP, the Company's prior independent accountant was notified that KPMG Peat Marwick LLP had been selected as the Company's new independent accountants. Ernst & Young LLP served as the independent accountants for the Company and its subsidiaries for the fiscal years ended September 30, 1995 and 1996. The independent auditors' reports of Ernst & Young LLP on the consolidated financial statements of the Company and its subsidiaries as of September 30, 1995 and 1996 and for each of the two years in the period ended September 30, 1996, each expressed an unqualified opinion and were not modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 1995 and 1996 and through February 18, 1997, there were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) or disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that were not resolved to the satisfaction of Ernst & Young LLP. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

    Notwithstanding the ratification by stockholders of the appointment of KPMG Peat Marwick, the Board of Directors or the Audit Committee may, if the circumstances dictate, appoint other independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK.

                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    The Bylaws of the Company provide a procedure for stockholder proposals and stockholder nominations for election of directors. That procedure provides that any stockholder intending to present a proposal or nomination for election of one or more directors at the Annual Meeting must deliver a written notice to the Company's Corporate Secretary at the Company's principal executive offices not less than 60 days nor more than 120 days before the date of such Annual Meeting; provided, however, that in the event that the first public disclosure (whether by mailing of a notice to stockholders or to an exchange on which the Common Stock of the Company is listed or to the Nasdaq National Market, by press release or otherwise) of the date of the Annual Meeting is made less than 65 days prior to the date of the meeting, notice by the stockholder will be timely received not later than the close of business on the tenth day following the day on which such public disclosure was first made.

    Any such notice from a stockholder to the Company's Corporate Secretary must contain (i) the name and address of that stockholder as they appear on the Company's books (and, if the nomination or proposal in question is made on behalf of a beneficial owner of Common Stock, the name and address of that beneficial owner), (ii) the number of shares of each class of the Company's stock beneficially owned by that stockholder and (iii) such other information relating to the stockholder or the nomination required to be disclosed under the rules of the Securities and Exchange Commission. If the stockholder's notice to the Company's Corporate Secretary proposes to nominate one or more individuals for election or re-election as a director, that notice must also include for each such individual all information relating to that person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including that individual's written consent to being named in the proxy statement as a nominee and to serve as a director if elected). If the stockholder's notice to the Corporate Secretary proposes to bring other business before the Annual Meeting, that notice must include a reasonably detailed description of (i) that business, (ii) the reasons for conducting that business at the Annual Meeting, and (iii) any material interest of the stockholder in that business (and by the beneficial owner, if any, on whose behalf the proposal is made). If a stockholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall, if the facts warrant, determine and declare at the Annual Meeting that the proposed business or nomination was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and direct that the business not be transacted or that the defective nomination be disregarded.

    In order for a stockholder proposal to be included in the Board of Directors' Proxy Statement for the next Annual Meeting of Stockholders, such proposal must be submitted in writing and must be received at 100 Crescent Court, Suite 1777, Dallas, Texas 75201, Attention: Corporate Secretary, no later than the close of business on December 22, 1997.

                               ANNUAL REPORT

    The Company's Annual Report to Stockholders containing its financial statements for the fiscal year ended September 30, 1996, has been mailed concurrently herewith. The Annual Report to Stockholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any stockholder who does not receive a copy of such Annual Report to Stockholders may obtain one by writing to the Company.

              REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION

    ANY BENEFICIAL OWNER OF SECURITIES OF THE COMPANY WHOSE PROXY IS HEREBY SOLICITED MAY REQUEST AND RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS THERETO, BUT EXCLUDING EXHIBITS AND SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE ADDRESSED TO: HEFTEL BROADCASTING CORPORATION, 100 CRESCENT COURT, SUITE 1777, DALLAS, TEXAS 75201, ATTENTION: CORPORATE SECRETARY.

                                OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgement and discretion.

                                            By Order of the Board of Directors



                                            McHenry T. Tichenor, Jr.
                                            Chairman of the Board
Dallas, Texas
April 23, 1997

                                      APPENDIX A

                           HEFTEL BROADCASTING CORPORATION

                               LONG-TERM INCENTIVE PLAN



                              SCOPE AND PURPOSE OF PLAN

     Heftel Broadcasting Corporation, a Delaware corporation (the
"Corporation"), has adopted this Long-term Incentive Plan (the "Plan") to provide for the granting of:

     (a)  Incentive Options to certain Key Employees;

     (b)  Nonstatutory Options to certain Key Employees and other persons;

     (c)  Performance Units to certain Key Employees and other persons;

     (d) Restricted Stock Awards to certain Key Employees, Non-employee Directors, and other persons; and

     (e)  Stock Appreciation Rights to certain Key Employees and other persons.

     The purpose of the Plan is to provide an incentive for Key Employees, directors, and certain consultants and advisors of the Corporation or its Subsidiaries to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.


SECTION 1.  DEFINITIONS

     1.1 "Award" means the grant of any form of Option, Performance Unit, Reload Option, Restricted Stock Award, or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

     1.2 "Award Agreement" means the written document or agreement delivered to Holder evidencing the terms, conditions, and limitations of an Award that the Corporation granted to that Holder.

     1.3  "Board of Directors" means the board of directors of the Corporation.

     1.4 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

     1.5  "Change of Control.  The occurrence of any of the following events:

          (a) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control; (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
     (ii) and (iii) of subsection (c) below; or

          (b) Individuals who, as of the date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date of this Plan whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or an acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination,
     (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     1.6  "Code" means the Internal Revenue Code of 1986, as amended.

     1.7  "Committee" means the committee or subcommittee appointed pursuant to
Section 3 by the Board of Directors to administer this Plan.

     1.8 "Corporation" means Heftel Broadcasting Corporation, a Delaware corporation.

     1.9  "Date of Grant" has the meaning given it in Paragraph 4.3.

     1.10 "Director Stock" means Stock issued to a Director under Section 5.6.

     1.11 "Disability" has the meaning given it in Paragraph 11.5.

     1.12 "Effective Date" means May 21, 1997, or such other date on which the Plan is approved by the stockholders of the Corporation.

          1.13 "Eligible Individuals" means (a) Key Employees, (b) Non-employee Directors only for purposes of Awards pursuant to Section 5, and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries.

     1.14 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

     1.15 "Exchange Act" means the Securities Exchange Act of 1934.

     1.16 "Exercise Notice" has the meaning given it in Paragraph 6.6.

     1.17 "Exercise Price" has the meaning given it in Paragraph 6.4.

     1.18 "Fair Market Value" means, for a particular day:

          (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

          (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.18(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

          (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.18(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph 1.18(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

          (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph 1.18(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.18(b) or subparagraph 1.18(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

          (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph 1.18(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph 1.18(b) or subparagraph 1.18(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs 1.18(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Paragraph 10.3(d)(v), Fair Market Value shall have the meaning and shall be determined as provided above; PROVIDED, HOWEVER, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of stock, other securities, cash or property otherwise being received by holders of shares of Stock in connection with the Restructure, and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash or property. Any such determination by the Committee shall be conclusive for all purposes.

     1.19 "Holder" means an Eligible Individual to whom an Award has been granted.

     1.20 "Incentive Option" means an incentive stock option as defined under
Section 422A of the Code and regulations thereunder.

     1.21 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

     1.22 "Non-employee Director" means a director of the Corporation who while a director is not an Employee.

     1.23 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422A of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

     1.24 "Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.34.

     1.25 "Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty.

     1.26 "Option Agreement" means an Award Agreement for an Incentive Option or a Nonstatutory Option.

     1.27 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

     1.28 "Performance Period" means a period of one or more fiscal years of the Corporation, beginning with the fiscal year in which Performance Units are granted and over which performance is measured, for the purpose of determining the payment value of Performance Units. A Performance Period shall not exceed ten years.

     1.29 "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

     1.30 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

     1.31 "Plan" means the Heftel Broadcasting Corporation Long-term Incentive Plan, as it may be amended from time to time.

     1.32 "Reload Option" has the meaning given it in Paragraph 6.10.

     1.33 "Restricted Stock Award" means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of
Section 5, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

     1.34 "Restructure" means the occurrence of any one or more of the following:

          (a) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

          (b) The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

          (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

     1.35 "Retainer" has the meaning given it in Paragraph 5.6.

     1.36 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

     1.37 "SAR Exercise Price" has the meaning given it in Paragraph 1.41.

     1.38 "section 162(m)" means section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

     1.39 "Securities Act" means the Securities Act of 1933.

     1.40 "Stock" means the Corporation's authorized Class A Common Stock, par value $.001 per share, as described in the Corporation's Certificate of Incorporation, or any other securities that are substituted for the Stock as provided in Section 10.

     1.41 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over a price specified in the related Award Agreement (the "SAR Exercise Price") that is not less than of the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

     1.42 "Securities Act" means the Securities Act of 1933.

     1.43 "Stockholder Approved Standard" means initially (a) total stockholder return (Stock price appreciation plus dividends), (b) net income, (c) earnings per share, (d) cash flow per share, (e) return on equity, (f) return on assets,
(g) increase in the market price of Stock or other securities, or (h) the performance of the Corporation in any of the items mentioned in clause (a) through (g) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the Performance Period; and any other performance objective approved by the stockholders of the Corporation in accordance with section 162(m).

     1.44 "Subsidiary" means, with respect to any Person, any corporation, limited partnership, limited liability company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

     1.45 "Total Shares" has the meaning given it in Paragraph 10.2.

     1.46 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.


SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

     2.1  MAXIMUM AMOUNT OF SHARES.  Subject to the provisions of Paragraph
2.6 and Section 10 of the Plan, the aggregate number of shares of Stock that the Corporation may have subject to outstanding Awards at one time under the Plan shall be an amount equal to (a) five percent of the total number of shares of Stock outstanding from time to time MINUS (b) the total number of shares of Stock subject to outstanding Awards on the date of calculation under this Plan and any other stock-based plan for employees or directors of the Corporation (other than the Heftel Broadcasting Corporation 1997 Employee Stock Purchase Plan).

     2.2 DETERMINATION OF AVAILABLE SHARES. In computing the total number of shares subject to outstanding Awards at one time under the Plan, the Committee shall count the number of shares of Stock subject to issuance upon exercise or settlement of outstanding Options or SARs, the number of shares of Stock subject to outstanding Restricted Stock Awards to the extent such shares are subject to restriction, and the number of shares of Stock that equal the value of outstanding Performance Units determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash), but shall not count the number of shares of Stock that have been issued upon prior exercise or settlement of Awards.

     2.3 RESTORATION OF UNUSED AND SURRENDERED SHARES. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

     2.4 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

     2.5 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

     2.6 REDUCTION IN OUTSTANDING SHARES OF STOCK. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall
(a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

     2.7 INDIVIDUAL LIMITATIONS ON AWARDS. No Person may be granted, during any one-year period, (a) Awards (other than Awards designated to be paid only in cash) with respect to more than 250,000 shares of Stock and (b) Awards designated to be paid only in cash having a value determined on the Date of Grant in excess of $2,500,000.


SECTION 3.  ADMINISTRATION OF THE PLAN

     3.1 COMMITTEE. The Board of Directors shall administer the Plan with respect to all Eligible Individuals or may delegate all or part of its duties under this Plan to the Committee or to any officer or committee of officers of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of section 162(m), which Committee shall administer the Plan with respect to "performance-based compensation" for all Eligible Individuals who are reasonably expected to be "covered employees" as
those terms are defined in section 162(m).   The number of persons that shall
constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Eligible Individuals or to the appropriate delegate of the Committee or the Board of Directors.

     3.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three day's written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

     3.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the by-laws of the Corporation, Rule 16b-3 so long as it is applicable, and section 162(m) so long as it is applicable.

     3.4 COMMITTEE'S POWERS. Subject to the express provisions of the Plan and any applicable law with which the Corporation intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion,
(a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Restricted Stock Awards, or Performance Units, or any combination thereof, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted,
(iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to
Section 10, the time of exercisability of any Option or SAR that has been granted or the time of vesting or settlement of any Restricted Stock Award or Performance Unit; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of
Section 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Notwithstanding the provisions of Paragraphs 11.3 and 11.5, the Committee may in its sole discretion provide for acceleration of the vesting (or removal of any restrictions which have not lapsed) with respect to any or all Awards held by a Holder in the event of the death or Disability of such Holder. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to
terminate, modify, or amend the Plan.   Those powers are vested in the Board
of Directors.

     3.5 TRANSFERABILITY OF AWARDS. Notwithstanding any limitation on a Holder's right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances: (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren, or spouse of the Holder; (c) to a limited partnership in which all the interests are held by the Eligible Individual and that Person's children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Corporation and apply their best efforts for the benefit of the Corporation. If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

     4.1 ELIGIBLE INDIVIDUALS. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.

     4.2 GRANT OF AWARDS. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

     4.3 DATE OF GRANT. The date on which an Award is granted (the "Date of Grant") shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date effective as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation or the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

     4.4 AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

     4.5 LIMITATION FOR INCENTIVE OPTIONS. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Incentive Option is granted, that person owns (within the meaning of Sections 422 and 425 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, this subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

     4.6 NO RIGHT TO AWARD. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award except pursuant to Section 5 and Paragraph 6.5.

SECTION 5.  AWARDS TO NON-EMPLOYEE DIRECTORS

     5.1 AUTOMATIC GRANT OF AWARDS. Nonstatutory Option Awards shall be made automatically to Non-employee Directors as follows:

          (a) Each Non-employee Director who is a director of the Corporation as of the tenth day following the Effective Date shall automatically be granted a Nonstatutory Option on the later of (i) the tenth day following the Effective Date and (ii) the day after the first meeting of the Board of Directors at which the Non-employee Director is in attendance in person or by telephone as a Non-employee Director. Each such Nonstatutory Option shall be initially exercisable for 2,500 shares of Stock.

          (b) Each non-Employee individual who first becomes a Non-employee Director after the tenth day following the Effective Date shall, on the day after the first meeting of the Board of Directors at which the Non-employee Director is in attendance in person or by telephone as a Non-employee Director, automatically be granted a Nonstatutory Option initially exercisable for 2,5000 shares of Stock.

     Each Nonstatutory Option provided for in this Paragraph 5.1 shall be fully exercisable commencing six months after the date of grant and continuing unless sooner terminated as provided herein, for ten years after the Date of Grant.

     5.2 AVAILABLE STOCK. The automatic Awards specified in Paragraph 5.1 shall be made in the amounts specified in Paragraph 5.1 only if the number of shares of Stock available to be issued, transferred or exercised pursuant to Awards under the Plan (as calculated in Section 2) is sufficient to make all automatic grants required to be made by Paragraph
5.1 on the Date of Grant of those automatic Awards. In the event that a lesser number of shares of Stock are available to be issued, transferred, or exercised pursuant to Awards under the Plan on the Date of Grant of the automatic Awards described Paragraph 5.1, but their number is insufficient to permit the grant of the entire number of shares specified in the automatic Awards, then the number of available shares shall be apportioned equally among the automatic Awards made on that date, and the number of shares apportioned to each automatic Award shall be the amount of shares automatically subject to that automatic Award.

     5.3 DISCRETIONARY AWARDS. From time to time the Board of Directors may elect to grant additional Nonstatutory Option Awards to Non-employee Directors. In making such grants the Board of Directors shall take into consideration the contribution such Non-employee Directors have made or may make to the success of the Corporation and such other considerations as the Board of Directors may from time to time specify. The Board of Directors shall determine the number of shares subject to such Awards, and, subject to provisions of the Plan, the Exercise Price, vesting schedule, and terms of such Awards.

     5.4 TERMS AND CONDITIONS OF DIRECTORS' AWARDS. Award Agreements for automatic Nonstatutory Option Awards to Non-employee Directors shall be in the form approved by the Board of Directors and, except as expressly provided in those Award Agreements, the automatic Awards to Non-employee Directors shall not be subject to the provisions of Section 10 or 11. If, for any reason other than death or permanent and total disability, a Non-employee Director ceases to be a member of the Board of Directors, each Nonstatutory Option held by that Non-employee Director at the date of termination may be exercised in whole or in part at any time within one year after the date of such termination or until the expiration of the Nonstatutory Option, whichever is earlier. If a Non-employee Director dies or becomes permanently and totally disabled (within the meaning of Section 422(c)(6) of the Code) while a member of the Board of Directors (or within the period that the Nonstatutory Options remain exercisable after the Non-employee Director ceases to be a member of the Board of Directors), each Nonstatutory Option then held by that Non-employee Director may be exercised, in whole or in part, by the Non-employee Director, by the Non-employee Director's personal representative or by the person to whom the Non-employee Director transferred the Non-employee Option by will or the laws of descent and distribution, at any time within two years after the date of death or permanent and total disability of the Non-employee Director or until the expiration date of the Nonstatutory Option, whichever is earlier. Nothing in this Paragraph 5.4 shall have the effect of accelerating the exercisability of any Non-employee Director Nonstatutory Option.

     5.5 TAX WITHHOLDING. The Corporation shall have the right to require a Non-employee Director to pay to the Corporation the amount necessary to satisfy the Corporation's current or future obligation to withhold federal, state or local income or other taxes that the Non-employee Director incurs by vesting of a Restricted Stock Award. Tax withholding obligations in respect of Restricted Stock Awards to Non-employee Directors may not be satisfied by the Corporation's withholding of Stock subject to the Award or by the Non-employee Director's transfer of Stock to the Corporation.

     5.6  DIRECTOR STOCK.

          (a) ELECTION. The Corporation intends to pay each Non-employee Director (and at the discretion of the Board of Directors certain Employee Directors) an annual retainer in the amount set from time to time by the Board of Directors (the "Retainer"). Each Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock ("Director Stock") or any portion in cash and any portion in Director Stock. Each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Retainer in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her retainer in Director Stock shall either (i) be approved by (A) the Committee or (B) the Board of Directors or
(ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

          (b) ISSUANCE. The Corporation shall make the first issuance of shares of Director Stock on the first trading day of the first full calendar quarter after the Effective Date. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent calendar quarter and shall be made to all Persons who are Directors on that trading day except any Director whose Retainer is to be paid entirely in cash. The number of shares of Stock issuable to those Directors on the relevant trading date indicated above shall equal:

                             R
                        (% x -) DIVIDED BY P
                             4

WHERE:

     %    =    the percentage of the Director's Retainer that the Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal;

     R    =    the Director's Retainer for the year during which the issuance occurs; and

     P    =    the closing price, as quoted on the principal exchange on which
               Stock is traded, on the date of issuance.

Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS

     All Options granted under the Plan shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; PROVIDED, HOWEVER, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Paragraphs 10.2, 10.3 and 10.4 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2, 10.3 or 10.4 (or any such differing term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision applies.

     6.1 NUMBER OF SHARES. Each Option Agreement shall state the total number of shares of Stock to which it relates.

     6.2 VESTING. Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of condition.

     6.3 EXPIRATION OF OPTIONS. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; PROVIDED that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

     6.4 EXERCISE PRICE. Each Option Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) eighty-five percent of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

     6.5 METHOD OF EXERCISE. The Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time (the "Exercise Notice") delivered to the Corporation or to the Person designated by the Committee during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder's death or disability, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of the Exercise Price has been made pursuant to Paragraph 6.7 or 6.8 or in another manner permitted by law and approved in advance by the Committee; and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement.
 The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 6.5 have been satisfied.

     6.6 INCENTIVE OPTION EXERCISES. During the Holder's lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Corporation in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.

     6.7 MEDIUM AND TIME OF PAYMENT. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Paragraph 6.8) acceptable to the Committee, (b) on the Committee's prior consent, with shares of Stock owned by the

Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee chooses to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

     6.8 PAYMENT WITH SALE PROCEEDS. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Corporation shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.

     6.9 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

     6.10 RELOAD PROVISIONS. Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a "Reload Option"). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value of a share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the original term of the underlying Option.

     6.11 LIMITATION ON AGGREGATE VALUE OF SHARES THAT MAY BECOME FIRST EXERCISABLE DURING ANY CALENDAR YEAR UNDER AN INCENTIVE OPTION. Except as is otherwise provided in subparagraph 10.2(b), with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 6.11 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a
predecessor corporation of any such corporations.   Failure to comply with this
provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

     6.12 NO FRACTIONAL SHARES. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

     6.13 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of and within the limitations of the Plan and any applicable law, and any consent required by the last two sentences of this Paragraph 6.13, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan and (b) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted hereunder to that Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (b) of this Paragraph 6.13.

     6.14 OTHER AGREEMENT PROVISIONS. The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the

Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 7.  STOCK APPRECIATION RIGHTS

     All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement relating to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Stock Appreciation Right that contains any or all of the terms and provisions of Paragraphs 10.2, 10.3 and 10.4 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2, 10.3 or
10.4 (or any such differing term or provision) shall apply to an Award Agreement relating to a Stock Appreciation Right unless the Award Agreement expressly states that such term or provision applies.

     7.1 FORM OF RIGHT. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

     7.2 RIGHTS RELATED TO OPTIONS. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Paragraph 7.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

          (a) EXERCISE AND TRANSFER. Subject to Paragraph 11.10, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercised and shall not be transferable except to the extent that the related Option is transferable. To the extent that an Option has been exercised, the Stock Appreciation Rights granted in connection with that Option shall terminate.

          (b) VALUE OF RIGHT. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:

               (i) The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

               (ii) The number of shares as to which that Stock Appreciation Right has been exercised.

     7.3 RIGHT WITHOUT OPTION. A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

          (a) NUMBER OF SHARES. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

          (b) VESTING. Each Award Agreement shall state the time, periods or other conditions on which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time, period or satisfaction of condition.

          7.4 EXPIRATION OF RIGHTS. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

          (a) VALUE OF RIGHT. A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:

               (i) The difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

               (ii) The number of rights as to which the Stock Appreciation Right has been exercised.

     7.5 LIMITATIONS ON RIGHTS. Notwithstanding subparagraph 7.2(b) and subparagraph 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Stock Appreciation Right.

     7.6 PAYMENT OF RIGHTS. Payment of the amount determined under subparagraph 7.2(b) or subparagraph 7.3(d) and Paragraph 7.4 may be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, in the sole discretion of the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

     7.7 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of a Stock Appreciation Right, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising a Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair

Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

     7.8 OTHER AGREEMENT PROVISIONS. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.


SECTION 8.  RESTRICTED STOCK AWARDS

     All Restricted Stock Awards granted under the Plan (other than the automatic Awards to Non-employee Directors pursuant to Section 5) shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Paragraphs 10.2, 10.3 and 10.4 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2, 10.3 or
10.4 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision applies.

     8.1 RESTRICTIONS. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

          (a) TRANSFERABILITY. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

          (b) CONDITIONS TO REMOVAL OF RESTRICTIONS. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant, or advisor or achievement of performance objectives described in the Award Agreement.

          (c) LEGEND. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

          (d) POSSESSION. At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder's name only upon lapse of the applicable restrictions, (ii) require the Corporation, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or in blank, for those certificates and deliver those stock powers to the Corporation, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire. The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 8.1(c).

          (e) OTHER CONDITIONS. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

     8.2 EXPIRATION OF RESTRICTIONS. The restrictions imposed in Paragraph 8.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions. Each Restricted Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award. The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

     8.3 RIGHTS AS STOCKHOLDER. Subject to the provisions of Paragraphs 8.1 and 11.11, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

     8.4 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation) the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by reason of the Restricted Stock Award. The Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

     8.5 OTHER AGREEMENT PROVISIONS. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 9.  PERFORMANCE UNITS

     All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 9 (to the extent each term and condition applies to the form of Performance Unit) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; PROVIDED, HOWEVER, that the Committee may authorize an Award Agreement related to a Performance Unit that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement related to a Performance Unit that contains any or all of the terms and provisions of Paragraphs 10.2, 10.3 and 10.4 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2, 10.3 or 10.4 (or any such differing term or provision) shall apply to an Award Agreement related to a Performance Unit unless the Award Agreement expressly states that such term or provision applies.

     9.1 MULTIPLE GRANTS. The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously. At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

     9.2 PERFORMANCE STANDARDS. At or before the beginning of each Performance Period, the Committee will (a) establish the beginning and ending dates of the Performance Period, (b) establish for that Performance Period specific performance objectives as the Committee (in its sole discretion) believes are relevant to the Corporation's overall business objectives, (c) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (d) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and
(e) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period.

     9.3 MODIFICATION OF STANDARDS. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Corporation objectives because of a change in the Corporation's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.

     9.4 PAYMENT. The basis for payment of Performance Units for a given Performance Period will be the achievement of those performance objectives determined by the Committee at the beginning of the

Performance Period. If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease. If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value. Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period.

     9.5 PAYMENT OF TAXES. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the payment of cash or stock in connection with a Performance Unit, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs with respect to such payment. Upon receiving notice that the Holder is required to satisfy tax withholding, a Holder may (a) if the payment is to be made in Stock, direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise or settlement; (c) if the payment is to be made in cash, direct the Corporation to withhold from such payment the amount of cash required to satisfy the Corporation's obligation to withhold taxes; or (d) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder's request to satisfy withholding obligations through Stock instead of cash or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency.

     9.6 OTHER AGREEMENT PROVISIONS. The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.

SECTION 10.  ADJUSTMENT PROVISIONS

     The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 10 or, with respect to Paragraphs 10.2, 10.3 and 10.4, that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2, 10.3 or 10.4 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision applies.

     10.1 ADJUSTMENT OF AWARDS AND AUTHORIZED STOCK. The terms of an Award, the number of shares of Stock authorized pursuant to Section 2.1 for issuance under the Plan, and the number shares of Stock that constitute the individual limitations in Section 2.7 shall be subject to adjustment, from time to time, in accordance with the following provisions:

          (a) If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Section 2.1 and Section 2.7, respectively, shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted,
     (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

          (b) If at any time or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan and for any individual as provided in Section 2.1 and Section 2.7, respectively shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

          (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 10.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

          (d) Adjustments under Section 10(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

     10.2 CHANGES IN CONTROL. Upon the occurrence of a Change in Control, (a) each Holder of an Option shall immediately be granted corresponding Stock Appreciation Rights; (b) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Award or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"); and (c) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total
Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Paragraph 10.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, nor shall the Holder forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder's employment is terminated for any reason following a Change in Control.

     10.3 RESTRUCTURE AND NO CHANGE IN CONTROL. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

          (a) no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;

          (b) neither any outstanding Stock Appreciation Rights nor any outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;

          (c) the restriction period of any Restricted Stock Award shall not immediately be accelerated and the restrictions expire merely because of the occurrence of the Restructure; and

          (d) at the option of the Committee, the Corporation may (but shall not be required to) take any one or more of the following actions:

               (i) grant each Holder of an Option corresponding Stock Appreciation Rights;

               (ii) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Stock Appreciation Rights and Options so as to provide that those Stock Appreciation Rights and Options shall be exercisable before, upon, or after the consummation of the Restructure;

               (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award so that the Stock subject to that Awards shall be owned by the Holder without restriction or risk of forfeiture;

               (iv) if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

               (v) redeem in whole or in part any one or more of the outstanding Awards (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in the Section governing the particular form of Award, in an amount equal to:

                    (A) for Options and Stock Appreciation Rights granted in connection with Options, the excess of (1) the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Exercise Price for that number of shares of Stock;

                    (B) for Stock Appreciation Rights not granted in connection with an Option, the excess of (1) the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (2) the Fair Market Value of the number of shares of Stock on the Date of Grant;

                    (C) for Restricted Stock Awards, the Fair Market Value, determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed; and

                    (D) for Performance Units, the amount per Performance Unit as the Committee in its sole discretion may determine (which may be zero dollars).

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 10.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 10.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 10.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 10.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated to upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total
Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

     10.4 NOTICE OF CHANGE IN CONTROL OR RESTRUCTURE. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 11.  ADDITIONAL PROVISIONS

     11.1 TERMINATION OF EMPLOYMENT. Subject to the last sentence of Paragraph 10.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Normal Retirement or that Holder's death or Disability (hereafter defined), then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

          (a) If the termination is by the Holder's employer, then the following provisions shall apply:(i) if the termination is in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer, then all Awards held by that Holder shall become immediately exercisable, all restrictions on those Awards shall immediately lapse, and the Awards shall survive the termination of employment; or (ii) in any other circumstance, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination.

          (b) If such termination is by the Holder, then the following provisions shall apply: (i) if the termination is in breach of the terms and provisions of any written employment agreement between that Holder and the Holder's employer or if there is no existing written employment agreement between that Holder and the Holder's employer, then any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination; or (ii) if the termination is in accordance with a right of termination granted to a Holder pursuant to the terms and provisions of any written employment agreement between that Holder and his employer, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination.

With respect to any Option or Stock Appreciation Right that survives the termination of employment pursuant to this Paragraph 11.1, the right to exercise that Option or Stock Appreciation Right shall terminate in all cases on the 180th day following the last date of employment with the Corporation or its Subsidiary.

     11.2 OTHER LOSS OF ELIGIBILITY. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination.

     11.3 DEATH. Subject to any modification by the Committee pursuant to Paragraph 3.4, upon the death of a Holder, then any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Paragraph 11.3 and subject to the provisions of Paragraph 3.4, all Awards held by a Holder shall not be exercisable after the death of that Holder.

     11.4 RETIREMENT. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Normal Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that retirement shall survive the retirement for their original term.

     11.5 DISABILITY. Subject to any modification by the Committee pursuant to Paragraph 3.4, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that termination shall survive the termination for its original term and shall be exercisable by the Holder, his guardian, or his legal representative. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

     11.6 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

     11.7 TRANSFERABILITY OF AWARDS. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that Holder's guardian or legal representative. An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution.

     11.8 FORFEITURE AND RESTRICTIONS ON TRANSFER. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

     11.9 DELIVERY OF CERTIFICATES OF STOCK. Subject to Paragraph 11.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Corporation of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested; and (d) performance objectives have been achieved during a Performance Period relating to a Performance Unit for Stock. The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the plan separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

     11.10 CONDITIONS TO DELIVERY OF STOCK. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Performance Unit, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award or Performance Unit, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

     11.11 CERTAIN DIRECTORS AND OFFICERS. With respect to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to Section 16(b) of the Exchange Act, Awards shall contain such other terms and conditions as may be required by Rule 16b-3 unless the majority of the Board of Directors or the Holder has determined not to have the Award comply with Rule 16b-3.

     11.12 SECURITIES ACT LEGEND. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

     11.13 LEGEND FOR RESTRICTIONS ON TRANSFER. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 11.12, such as:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "HEFTEL BROADCASTING CORPORATION LONG-TERM INCENTIVE PLAN" AS ADOPTED BY HEFTEL BROADCASTING CORPORATION (THE "CORPORATION") ON _______________________, 1997, AS AMENDED, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED ______________________, ____, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     11.14 RIGHTS AS A STOCKHOLDER. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that
certificate is issued, except as contemplated by Section 10.   Nevertheless,
dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

     11.15 FURNISH INFORMATION.  Each Holder shall furnish to the
Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

     11.16 OBLIGATION TO EXERCISE. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

     11.17 REMEDIES. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

     11.18 INFORMATION CONFIDENTIAL. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

     11.19 CONSIDERATION. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value that the par value of the Stock subject to such Award.

SECTION 12.  DURATION AND AMENDMENT OF PLAN

     12.1 DURATION. No Awards may be granted hereunder after the date that is ten (10) years from the date the last amendment to this Plan involving an increase in authorized shares is approved by the stockholders of the Corporation.

     12.2 AMENDMENT. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 10 of the Plan).

SECTION 13.  GENERAL

     13.1 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.

     13.2 RIGHT OF THE CORPORATION AND SUBSIDIARIES TO TERMINATE
EMPLOYMENT. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his employment any time.

     13.3 NO LIABILITY FOR GOOD FAITH DETERMINATIONS. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

     13.4 OTHER BENEFITS. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     13.5 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPENSATION. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

     13.6 EXECUTION OF RECEIPTS AND RELEASES. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

     13.7 UNFUNDED PLAN. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

     13.8 NO GUARANTEE OF INTERESTS. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

     13.9 PAYMENT OF EXPENSES. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

     13.10 CORPORATION RECORDS. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

     13.11 INFORMATION. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

     13.12 NO LIABILITY OF CORPORATION. The Corporation assumes no obligation or responsibility to the Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

     13.13 CORPORATION ACTION. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

     13.14 SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

     13.15 NOTICES. Whenever any notice is required or permitted hereunder other than any Exercise Notice or notice to exercise an SAR, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates. Any Exercise Notice or notice to exercise and SAR shall be valid only when it is in fact received by the Corporation or the Person it designates in accordance with procedures that the Committee may adopt from time to time.

     13.16 WAIVER OF NOTICE. Any person entitled to notice hereunder may waive such notice.

     13.17 SUCCESSORS. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

     13.18 HEADINGS. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     13.19 GOVERNING LAW. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent Delaware corporate law conflicts with the contract law of such state, in which event Delaware corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

     13.20 WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     IN WITNESS WHEREOF, Heftel Broadcasting Corporation, acting by and through its officer hereunto duly authorized, has executed this Amended and Restated Long-term Incentive Plan this 21st day of April, 1997.

                              HEFTEL BROADCASTING CORPORATION



                              By: /s/ McHenry T. Tichenor, Jr.
                                 --------------------------------------------
                                   McHenry T. Tichenor, Jr.
                                   President and Chief Executive Officer

                                      APPENDIX B

                           HEFTEL BROADCASTING CORPORATION

                          1997 EMPLOYEE STOCK PURCHASE PLAN


      1. PURPOSE. The purpose of the HEFTEL BROADCASTING CORPORATION 1997 EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is to furnish to eligible employees an incentive to advance the best interests of Heftel Broadcasting Corporation (the "Company") by providing a method whereby they voluntarily may purchase stock of the Company at a favorable price and upon favorable terms.

      2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "Committee") of, and appointed by, the Board of Directors of the Company (the "Board"), and the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion exercised in good faith, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan.

      3. PARTICIPATING COMPANIES. Each present and future parent or subsidiary corporation of the Company (within the meaning of Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) that is eligible by law to participate in the Plan shall be a "Participating Company" during the period that such corporation is such a parent or subsidiary corporation; provided, however, that the Committee may at any time and from time to time, in its sole discretion, terminate a Participating Company's Plan participation. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder.

      4. ELIGIBILITY. All employees of the Company and the Participating Companies who have been employed by the Company or any Participating Company for at least 12 months (including any authorized leave of absence meeting the requirements of Treasury Regulation Section 1.421 -7(h)(2)) as of the applicable date of grant (defined below) and who are customarily employed at least 20 hours per week and at least 5 months per year shall be eligible to participate in the Plan; provided, however, that no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Sections
423(b)(3) and 424(d) of the Code).

      5. STOCK SUBJECT TO THE PLAN. Subject to the provisions of paragraph 12 (relating to adjustment upon changes in stock), the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 400,000 shares of the authorized $.001 par value common stock of the Company ("Stock"), which shares may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

      6.   GRANT OF OPTIONS.

           (a) GENERAL STATEMENT; "DATE OF GRANT"; "OPTION PERIOD"; "DATE OF EXERCISE". Following the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to all eligible employees to purchase shares of Stock. Except as otherwise determined by the Committee, these options shall be granted on August 1, 1997 and, thereafter, on the first day of each January and July (each of which dates is herein referred to as a "date of grant"). The term of each option granted on August 1, 1997 shall be for five months, and the term of each option granted thereafter shall be for six months (each of such five-month and six-month periods is herein referred to as an "option period"), which shall begin on a date of grant (the last day of each option period is herein referred to as a "date of exercise"). The number of shares subject to each option shall be the quotient of the payroll deductions withheld on behalf of each participant in accordance with subparagraph 6(b) and the payments made by such participant pursuant to subparagraph 6(f) extended for the option period divided by the "option price" (defined in subparagraph 7(b) of the Stock, excluding all fractions; provided, however, that the maximum number of shares that may be subject to any option may not exceed 625 (subject to adjustment as provided in paragraph 12).

           (b) ELECTION TO PARTICIPATE; PARTICIPATE DEDUCTION AUTHORIZATION. Except as provided in subparagraph 6(f), an eligible employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 6(g), each eligible employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Company, a written payroll deduction authorization in a form prepared by the Company whereby he gives notice of his election to participate in the Plan as of the next following date of grant, and whereby he designates an integral percentage or specific amount of his "eligible compensation" (as defined in subparagraph 6(d)) to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage or specific amount may not be expected to result in the payment into the Plan during any payroll period of an amount less than $10. The designated percentage or specific amount may not exceed either of the following: (i) 15% of the amount of eligible compensation from which the deduction is made; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in subparagraph 6(e).

          (c) CHANGES IN PAYROLL AUTHORIZATION. Except as provided in subparagraph 8(a), the payroll deduction authorization referred to in subparagraph 6(b) may not be changed during the option period.

          (d) "ELIGIBLE COMPENSATION" Defined The term "eligible compensation" means the gross (before taxes are withheld) total of all wages, salaries, commissions, and bonuses received during the option period, except that such term shall include elective contributions made on an employee's behalf by the Company or a Participating Company that are not includable in income under
Section 125 or Section 402(e)(3) of the Code. Notwithstanding the foregoing, "eligible compensation" shall not include (i) employer contributions to or payments from any deferred compensation program, whether such program is qualified under Section 401(a) of the Code or nonqualified, (ii) amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Section 422 of the Code, (iii) amounts realized at the time property described in Section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture, (iv) amounts realized as a result of an election described in Section 83(b) of the Code, and (v) any amount realized as a result of a disqualifying disposition within the meaning of Section 421(a) of the Code.

          (e) $25,000 LIMITATION. No employee shall be granted an option under the Plan to the extent the grant of an option under the Plan would permit his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations (as such terms are defined in Section 424(e) and (f) of the Code) to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee is outstanding at any time (within the meaning of Section 423(b)(8) of the Code).

          (f) LEAVES OF ABSENCE. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant's elected payroll deductions shall continue. If a participant takes an unpaid leave of absence that is approved by the Company or a Participating Company and meets the requirements of Treasury Regulation
Section 1.421-7(h)(2), then such participant may continue participation in the Plan by cash payments to the Company on his normal pay days equal to the reduction in his payroll deductions caused by his leave. If a participant on such leave fails to make such payments, or if a participant takes a leave of absence that is not described in the preceding provisions of this subparagraph 6(f), then he shall be considered to have withdrawn from the Plan pursuant to the provisions of paragraph 8 hereof.

          (g) CONTINUING ELECTION. A participant (i) who has elected to participate in the Plan pursuant to subparagraph 6(b) as of a date of grant and
(ii) who takes no action to change or revoke such election as of the next following date of grant and/or as of any subsequent date of grant prior to any such respective date of grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent date(s) of grant as was in effect for the date of grant for which he made such election to participate.

     7.   EXERCISE OF OPTIONS.

          (a) GENERAL STATEMENT. Each eligible employee who is a participant in the Plan automatically and without any act on his part shall be deemed to have exercised his option on each date of exercise to the extent that the cash balance then in his account under the Plan is sufficient to purchase at the "option price" (as defined in subparagraph 7(b)) whole shares of Stock. Any balance remaining in his account after payment of the purchase price of those whole shares shall be carried forward and used towards the purchase of whole shares in the next following option period.

          (b) "OPTION PRICE" DEFINED. The option price per share of Stock to be paid by each optionee on each exercise of his option shall be a sum equal to 85% of the fair market value of the Stock on the date of exercise or on the date of grant, whichever amount is lesser. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing sales price of the Stock as reported on the stock exchange composite tape on that date; or, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

          (c) DELIVERY OF SHARE CERTIFICATES. As soon as practicable after each date of exercise, the Company shall issue one or more certificates representing the total number of whole shares of Stock respecting exercised options in the aggregate of all of the eligible employees hereunder. Any such certificate shall be held by the Company, and, if the Company issues a certificate representing the shares of more than one eligible employee, the Company shall keep accurate records of the beneficial interests of each eligible employee in each such certificate by means of a Company stock account. Each eligible employee shall be provided with such periodic statements as may be directed by the Committee reflecting all activity in any such Company stock account. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any participant in the Plan except to return to him the amount of the balance in his account. An employee may, on the form prescribed by the Committee, request the Company to deliver to such employee as soon as possible after the next following June 30 or December 31, respectively, a certificate issued in his name representing the aggregate whole number of shares of Stock then held by the Company on his behalf under the Plan. Further, upon the termination of an employee's employment with the Company and its parent or subsidiary corporations for any reason whatsoever, the Company shall deliver to such employee a certificate issued in his name representing the aggregate whole number of shares of Stock then held by the Company on his behalf under the Plan. While shares of Stock are held by the Company, such shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the employee who has purchased such shares; provided, however, that such restriction shall not apply to the transfer of such shares of Stock pursuant to (i) a plan of reorganization, merger, recapitalization or other extraordinary corporate transaction or share exchange of the Company, but the stock, securities or other property received in exchange therefor shall be held by the Company pursuant to the provisions hereof or (ii) a divorce. The Committee may cause the Stock certificates issued in connection with the exercise of options under the Plan to bear such legend or legends, and the Committee may take such other actions, as it deems appropriate in order to reflect the provisions of this subparagraph 7(c) and to assure compliance with applicable securities laws. Neither the Company nor the Committee shall have any liability with respect to a delay in the delivery of a Stock certificate pursuant to this subparagraph 7(c).

     8.   WITHDRAWAL FROM THE PLAN

          (a) GENERAL STATEMENT. Any participant may withdraw in whole from the Plan at any time prior to 30 days before the exercise date relating to a particular option period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of the cash balance in his account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

          (b) ELIGIBILITY FOLLOWING WITHDRAWAL. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the option period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

     9. TERMINATION OF EMPLOYMENT If the employment of a participant terminates for any reason whatsoever, his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall refund to him the amount of the cash balance in his account under the Plan, and thereupon his interest in unexercised options under the Plan shall terminate.

     10. RESTRICTION UPON ASSIGNMENT OF OPTION. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option.

     11. NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE ISSUES. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder upon, but not until, a certificate for shares has been issued on his behalf following exercise of his option. With respect to an optionee's Stock held by the Company pursuant to subparagraph 7(c), the Company shall, as soon as practicable, pay the optionee any cash dividends attributable thereto and facilitate the optionee's voting rights attributable thereto.

         12. CHANGES IN STOCK; ADJUSTMENTS. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combinations, reclassification of shares, or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and option price of shares subject to options outstanding under the Plan.

         If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date any unexercised options shall expire.

         13. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant or credited to his account under the Plan.

         14. TERM OF THE PLAN. The Plan shall be effective as of August 1, 1997, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan within 12 months after its adoption by the Board, then the Plan shall automatically terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 15, the Plan shall terminate upon and no further options shall be granted after July 31, 2007.

         15. AMENDMENT OR TERMINATION THE PLAN. The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), change the class of individuals eligible to receive options under the Plan, extend the term of the Plan, cause options issued under the Plan to fail to meet the requirements of employee stock purchase options as defined in Section 423 of the Code, or otherwise modify the requirements as to eligibility for participation in the Plan without the approval of the stockholders of the Company.

         16. SECURITIES LAWS. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the shares covered by such option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company's policy or policies, if any, concerning compliance with securities laws and regulations, as the same may be amended from time to time.

         17. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         EXECUTED this 21st day of April, 1997.

                                  HEFTEL BROADCASTING CORPORATION



                                  By:     /S/ MCHENRY T. TICHENOR, JR.
                                     -----------------------------------------
                                          McHenry T. Tichenor, Jr.
                                          President and Chief Executive Officer

                  HEFTEL BROADCASTING CORPORATION
                   100 Crescent Court, Suite 1777
                         Dallas, Texas 75201

          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 1997

THE UNDERSIGNED HEREBY APPOINTS EACH OF McHENRY T.  TICHENOR, JR. AND
JEFFREY T. HINSON AS PROXY, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM OR EITHER OF THEM TO REPRESENT THE UNDERSIGNED AT THE ANNUAL MEETING OF STOCKHOLDERS OF HEFTEL BROADCASTING CORPORATION TO BE HELD AT 9:00 A.M., ON MAY 21, 1997, AT THE HOTEL CRESCENT COURT, 400 CRESCENT COURT, DALLAS, TEXAS 75201, AND AT ANY ADJOURNMENT THEREOF AND TO VOTE ALL SHARES OF CLASS A COMMON STOCK WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT SUCH MEETING AS FOLLOWS:

(1)  __ FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO CONTRARY BELOW)

     __ WITHHOLDING AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

        McHENRY T. TICHENOR, JR.         McHENRY T. TICHENOR, SR.
        ROBERT W. HUGHES                         JAMES M. RAINES
        ERNESTO CRUZ

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEES,
                         STRIKE THE NOMINEE'S NAME LISTED ABOVE)

(2) __ TO APPROVE THE ADOPTION OF THE HEFTEL BROADCASTING CORPORATION 1997 LONG-TERM INCENTIVE PLAN.

            __ FOR      __ AGAINST    __ ABSTAIN

(3) __ TO APPROVE THE ADOPTION OF THE HEFTEL BROADCASTING 1997 EMPLOYEE STOCK PURCHASE PLAN.

            __ FOR      __ AGAINST    __ ABSTAIN

(4) __ TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP, AS INDEPENDENT
       AUDITOR.

            __ FOR      __ AGAINST    __ ABSTAIN

(5) __ IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                  (Continued and to be Signed on the Other Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR PROPOSALS, 1, 2, 3 AND 4.

DATED: _______________ __, 1997

                                 ____________________________________________

                                 ____________________________________________
                                 SIGNATURE(S) OF STOCKHOLDER(S)

                                 THIS PROXY SHOULD BE SIGNED EXACTLY AS YOUR
                                 NAME APPEARS HEREON. JOINT OWNERS SHOULD
                                 BOTH SIGN. IF SIGNED BY EXECUTORS,
                                 ADMINISTRATORS, TRUSTEES AND OTHER PERSONS
                                 SIGNING IN REPRESENTATIVE CAPACITY, THEY
                                 SHOULD GIVE FULL TITLES.

PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.